Accounting policies	12 Months Ended
Dec. 31, 2020
Accounting policies
Accounting policies

2.  Accounting policies

The accounting policies and measurement bases applied in preparing the consolidated financial statements were as follows:

a)   Foreign currency transactions

i.     Functional currency

The functional currency of all entities comprising the Bank is the Mexican Peso (hereinafter, peso or $). Therefore, all balances and transactions denominated in currencies other than the peso are deemed to be denominated in foreign currency.

ii.    Foreign currency

In preparing the consolidated financial statements, transactions in currencies other than the Bank’s functional currency (foreign currencies) are recognized at the exchange rates prevailing at the dates of the transactions. Monetary items denominated in foreign currencies are retranslated to the functional currency at the rates prevailing at the consolidated balance sheet date. Non-monetary items carried at fair value in foreign currencies are retranslated to the functional currency at the rates prevailing at the date when the fair value was determined. Non-monetary items that are measured in terms of historical cost in a foreign currency are not retranslated.

The Bank performs a large number of foreign currency transactions, mainly in USD. The transactions, assets and liabilities denominated in foreign currencies are translated to pesos based on the exchange rates published by the Mexican Central Bank.

The “Fix” (48-hour) exchange rate used was $18.8642 per one USD and $19.9087 per one USD as of December 31, 2019 and 2020, respectively.

iii.   Recognition of exchange differences

The exchange differences arising on the translation of foreign currency balances to the functional currency are recognized at their net amount under Exchange differences (net) in the consolidated income statement, except for exchange differences arising on financial instruments at fair value through profit or loss, which are recognized under Gains/(losses) on financial assets and liabilities (net) in the consolidated income statement without distinguishing them from other changes in fair value and for exchange differences arising on non-monetary items measured at fair value through other comprehensive income, which are recognized under Valuation adjustments in other comprehensive income.

b)   Basis of consolidation

i.    Subsidiaries

The consolidated financial statements incorporate the financial statements of Banco Santander México and entities (including structured entities) controlled by Banco Santander México together with its subsidiaries. Control is achieved when the Banco Santander México has all of the following:

·	has power over the investee;
·	is exposed, or has rights, to variable returns from its involvement with the investee; and
·	has the ability to use its power to affect its returns.

Banco Santander México reassesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control listed above.

When Banco Santander México has less than a majority of the voting rights of an investee, it has power over the investee when the voting rights are sufficient to give it the practical ability to direct the relevant activities of the investee unilaterally. Banco Santander México considers all relevant facts and circumstances in assessing whether or not Banco Santander México’s voting rights in an investee are sufficient to give it power, including:

·	the size of Banco Santander México’s holding of voting rights relative to the size and dispersion of holdings of the other vote holders;
·	potential voting rights held by Banco Santander México, other vote holders or other parties;
·	rights arising from other contractual arrangements; and
·

any additional facts and circumstances that indicate that Banco Santander México has, or does not have, the current ability to direct the relevant activities at the time that decisions need to be made, including voting patterns at previous shareholders’ meetings.

Consolidation of a subsidiary begins when Banco Santander México obtains control over the subsidiary and ceases when Banco Santander México loses control of the subsidiary. Specifically, the results of a subsidiary acquired or disposed of during the year are included in the consolidated income statement and other comprehensive income from the date Banco Santander México gains control until the date when Banco Santander México ceases to control the subsidiary.

Where necessary, adjustments are made to the financial statements of subsidiaries to bring the accounting policies used into line with Banco Santander México’s accounting policies.

The financial statements of the subsidiaries are fully consolidated with those of Banco Santander México. Accordingly, all intragroup assets and liabilities, equity, income, expenses and cash flows relating to transactions between the members of the Bank are eliminated on consolidation.

Non-controlling interests in subsidiaries are identified separately from the Bank’s equity therein. Those interests of non-controlling shareholders that are present ownership interests entitling their holders to a proportionate share of net assets upon liquidation may initially be measured at fair value or at the non-controlling interests’ proportionate share of the fair value of the acquiree’s identifiable net assets. The choice of measurement is made on an acquisition-by-acquisition basis. Other non-controlling interests are initially measured at fair value. Subsequent to acquisition, the carrying amount of non-controlling interests is the amount of those interests at initial recognition plus the non-controlling interests’ share of subsequent changes in consolidated total equity.

The consolidated income statement and each component of other comprehensive income are attributed to the owners of the Bank and to the non-controlling interests. Total comprehensive income of subsidiaries is attributed to the owners of the Bank and to the non-controlling interests even if these results in the non-controlling interests having a deficit balance (see Note 27).

The share of third parties of the consolidated total equity is presented under Non-controlling interests in the consolidated balance sheet (see Note 27). Their share of the profit for the year is presented under Profit attributable to non-controlling interests in the consolidated income statement.

On acquisition of control of a subsidiary that meets the definition of a business, its assets, liabilities and contingent liabilities are recognized at their acquisition date fair value. Any excess of the acquisition cost, the amount recognized for non-controlling interests of the acquiree and the fair value of the acquirer’s previous held equity interest in the acquiree over the fair values of the identifiable net assets acquired are recognized as goodwill (see Note 16). Negative differences are recognized in the consolidated income statement on the date of acquisition.

The results of subsidiaries acquired during the year are included in the consolidated income statement from the date of acquisition to year-end. Similarly, the results of subsidiaries for which control is lost during the year are included in the consolidated income statement from the beginning of the year to the date of disposal.

A listing of the subsidiaries included in the consolidated financial statements as of December 31, 2019 and 2020 is summarized in Note 49.

ii.    Investments in associates and joint ventures (jointly controlled entities)

An associate is an entity over which the Bank has significant influence and that is neither a subsidiary nor an interest in a joint venture. Significant influence is the power to participate in the financial and operating policy decisions of the investee but is not control or joint control over those policies.

A joint venture is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the net assets of the joint arrangement. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require unanimous consent of the parties sharing control.

The results, assets and liabilities of associated entities or joint ventures are incorporated in the consolidated financial statements using the equity method of accounting, except when the investment, or a portion thereof, is classified as held for sale, in which case it is accounted for in accordance with IFRS 5 Non-current Assets Held for Sale and Discontinued Operations. Under the equity method, an investment in an associate or a joint venture is initially recognized in the consolidated balance sheet at cost and adjusted thereafter to recognize the Bank’s share of the consolidated income statement and other comprehensive income of the associate or joint venture. When the Bank’s share of losses of an associate or a joint venture exceeds the Bank’s interest in that associate or joint venture (which includes any long-term interests that, in substance, form part of the Bank’s net investment in the associate or joint venture), the Bank discontinues recognizing its share of further losses. Additional losses are recognized only to the extent that the Bank has incurred legal or constructive obligations or made payments on behalf of the associate or joint venture.

An investment in an associate or a joint venture is accounted for using the equity method from the date on which the investee becomes an associate or a joint venture. On acquisition of the investment in an associate or a joint venture, any excess of the cost of the investment over the Bank’s share of the net fair value of the identifiable assets and liabilities of the investee is recognized as goodwill, which is included within the carrying amount of the investment. Any excess of the Bank’s share of the net fair value of the identifiable assets and liabilities over the cost of the investment, after reassessment, is recognized immediately in the consolidated income statement in the period in which the investment is acquired.

The requirements of IAS 36 are applied to determine whether it is necessary to recognize any impairment loss with respect to the Bank’s investment in an associate or a joint venture. When necessary, the entire carrying amount of the investment (including goodwill) is tested for impairment in accordance with IAS 36 as a single asset by comparing its recoverable amount (higher of value in use and fair value less costs of disposal) with its carrying amount. Any impairment loss recognized forms part of the carrying amount of the investment. Any reversal of that impairment loss is recognized in accordance with IAS 36 to the extent that the recoverable amount of the investment subsequently increases.

The Bank discontinues the use of the equity method from the date when the investment ceases to be an associate or a joint venture, or when the investment is classified as held for sale. When the Bank retains an interest in the former associate or joint venture and the retained interest is a financial asset, the Bank measures the retained interest at fair value at that date and the fair value is regarded as its fair value on initial recognition in accordance with IFRS 9. The difference between the carrying amount of the associate or joint venture at the date the equity method was discontinued, and the fair value of any retained interest and any proceeds from disposing of a part interest in the associate or joint venture is included in the determination of the gain or loss on disposal of the associate or joint venture. In addition, the Bank accounts for all amounts previously recognized in other comprehensive income in relation to that associate or joint venture on the same basis as would be required if that associate or joint venture had directly disposed of the related assets or liabilities. Therefore, if a gain or loss previously recognized in other comprehensive income by that associate or joint venture would be reclassified to the consolidated income statement on the disposal of the related assets or liabilities, the Bank reclassifies the gain or loss from consolidated total equity to the consolidated income statement (as a reclassification adjustment) when the associate or joint venture is disposed of.

When the Bank reduces its ownership interest in an associate or a joint venture but the Bank continues to use the equity method, the Bank reclassifies to the consolidated income statement the proportion of the gain or loss that had previously been recognized in other comprehensive income relating to that reduction in ownership interest if that gain or loss would be reclassified to the consolidated income statement on the disposal of the related assets or liabilities.

When a Bank’s subsidiary transacts with an associate or a joint venture of the Bank, profits and losses resulting from the transactions with the associate or joint venture are recognized in the consolidated financial statements only to the extent of interests in the associate or joint venture that are not related to the Bank.

The Bank applies IFRS 9, including the impairment requirements, to long-term interests in an associate or joint venture to which the equity method is not applied and which form part of the net investment in the investee.

Furthermore, in applying IFRS 9 to long-term interests, the Bank does not take into account adjustments to their carrying amount required by IAS 28 (i.e. adjustments to the carrying amount of long-term interests arising from the allocation of losses of the investee or assessment of impairment in accordance with IAS 28).

As of December 31, 2020, the Bank has a commercial alliance with SMPS Merchant Platform Solutions México, S.A. de C.V. (formerly, Elavon Merchant Services México, S. de R.L. de C.V.), in order to share revenues and expenses jointly related to the merchant services. This commercial alliance is not material to the consolidated financial statements.

As of December 31, 2019, the Bank did not have any investment in associated entities.

As of December 31, 2020, the Bank made an investment in an associated entity as detailed in Note 49.a.

iii.   Structured entities

When the Bank incorporates entities, or holds ownership interests therein, to enable its customers to access certain investments, or for the transfer of risks or other purposes (also called structured entities since the voting or similar power is not a key factor in deciding who controls the entity), the Bank determines, using internal criteria and procedures and taking into consideration the applicable legislation, whether control (as defined above) exists and, therefore, whether these entities should be consolidated.

These structured entities include securitization special purpose vehicles (SPV) and employee benefit trusts (EBT) established for employee share-based plans, which are consolidated as it is considered that the Bank exercise control over these structured entities.

Note 11.g contains information regarding securitized mortgage assets.

Share-based payments are discussed in Note 42.b, 42.c and 42.d.

iv.   Business combinations

Acquisitions of businesses are accounted for using the acquisition method. The consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the acquisition-date fair values of the assets transferred by the Bank, liabilities incurred by the Bank to the former owners of the acquiree and the equity interests issued by the Bank in exchange for control of the acquiree. Acquisition-related costs are recognized in the consolidated income statement as incurred.

At the acquisition date, the identifiable assets acquired and the liabilities assumed are recognized at their fair value, except that:

·

deferred tax assets or liabilities, and assets or liabilities related to employee benefit arrangements are recognized and measured in accordance with IAS 12 Income Taxes and IAS 19 Employee Benefits, respectively;

·

liabilities or equity instruments related to share-based payment arrangements of the acquiree or share-based payment arrangements of the Bank entered into to replace share-based payment arrangements of the acquiree are measured in accordance with IFRS 2 at the acquisition date; and

·	assets (or disposal groups) that are classified as held for sale in accordance with IFRS 5 are measured in accordance with that Standard.

Goodwill is measured as the excess of the sum of the consideration transferred, the amount of any non-controlling interests in the acquiree, and the fair value of the acquirer’s previously held equity interest in the acquiree (if any) over the net of the acquisition-date amounts of the identifiable assets acquired and the liabilities assumed. If, after reassessment, the net of the acquisition-date amounts of the identifiable assets acquired and liabilities assumed exceeds the sum of the consideration transferred, the amount of any non-controlling interests in the acquiree and the fair value of the acquirer’s previously held interest in the acquiree (if any), the excess is recognized immediately in the consolidated income statement as a bargain purchase gain.

When the consideration transferred by the Bank in a business combination includes a contingent consideration arrangement, the contingent consideration is measured at its acquisition-date fair value and included as part of the consideration transferred in a business combination. Changes in fair value of the contingent consideration that qualify as measurement period adjustments are adjusted retrospectively, with corresponding adjustments against goodwill. Measurement period adjustments are adjustments that arise from additional information obtained during the ‘measurement period’ (which cannot exceed one year from the acquisition date) about facts and circumstances that existed at the acquisition date.

The subsequent accounting for changes in the fair value of the contingent consideration that do not qualify as measurement period adjustments depends on how the contingent consideration is classified. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within equity. Other contingent consideration is remeasured to fair value at subsequent reporting dates with changes in fair value recognized in the consolidated income statement.

When a business combination is achieved in stages, the Bank’s interests previously held in the acquired entity are remeasured to its acquisition-date fair value and the resulting gain or loss, if any, is recognized in the consolidated income statement. Amounts arising from interests in the acquiree prior to the acquisition date that have previously been recognized in other comprehensive income are reclassified to the consolidated income statement, where such treatment would be appropriate if that interest were disposed of.

If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, the Bank reports provisional amounts for the items for which the accounting is incomplete. Those provisional amounts are adjusted during the measurement period, or additional assets or liabilities are recognized, to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the amounts recognized at that date.

v.   Business combinations under common control

A common control transaction is a transfer of net assets or an exchange of equity interests between entities under the control of the same parent. A common-control transaction has no effect on the Ultimate Parent’s consolidated financial statements. The net assets are derecognized by the transferring entity and recognized by the receiving entity at their historical carrying amounts. Any difference between the consideration paid or received and the carrying amounts of the net assets is recognized in Accumulated reserves within Shareholders’ equity in the consolidated balance sheet.

vi.   Changes in the Bank’s ownership interests in existing subsidiaries

Changes in the Bank’s ownership interests in subsidiaries that do not result in the Bank losing control over the subsidiaries are accounted for as equity transactions, no gain or loss is recognized in the consolidated income statement and the initially recognized goodwill is not remeasured. The carrying amounts of the Bank’s interests and the non-controlling interests are adjusted to reflect the changes in their relative interests in the subsidiaries. Any difference between the amount by which the non-controlling interests are adjusted and the fair value of the consideration paid or received is recognized directly in Accumulated reserves within Shareholders’ equity in the consolidated balance sheet and attributed to owners of the Bank.

When the Bank loses control of a subsidiary, a gain or loss is recognized in the consolidated income statement and is calculated as the difference between (i) the aggregate of the fair value of the consideration received and the fair value of any retained interest and (ii) the previous carrying amount of the assets (including goodwill), and liabilities of the subsidiary and any non-controlling interests. All amounts previously recognized in other comprehensive income in relation to that subsidiary are accounted for as if the Bank had directly disposed of the related assets or liabilities of the subsidiary (i.e., reclassified to the consolidated income statement or transferred to another category of equity as specified/permitted by applicable IFRS). The fair value of any investment retained in the former subsidiary at the date when control is lost is regarded as the fair value on initial recognition for subsequent accounting under IFRS 9, when applicable, the cost on initial recognition of an investment in an associate or a joint venture.

c)   Definitions and classification of financial instruments

i.    Definitions

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity. Financial assets and financial liabilities are recognized when the Bank becomes a party to the contractual provisions of the financial instruments.

An equity instrument is a contract that evidences a residual interest in the assets of the issuing entity after deducting all of its liabilities.

A financial derivative is a financial instrument or other contract within the scope of IFRS with all three of the following characteristics:

·

its value changes in response to the change in a specified interest rate, financial instrument price, commodity price, foreign exchange rate, index of prices or rates, credit rating or credit index, or other variable, provided in the case of a non-financial variable that the variable is not specific to a party to the contract (sometimes called the “underlying”);

·

it requires no initial net investment or an initial net investment that is smaller than would be required for other types of contracts that would be expected to have a similar response to changes in market factors; and

·	it is settled at a future date.

Hybrid financial instruments are contracts that simultaneously include a non-derivative host contract together with a financial derivative, known as an embedded derivative, that is not separately transferable and has the effect that some of the cash flows of the hybrid contract vary in a way similar to a stand-alone financial derivative.

Compound financial instruments are contracts that simultaneously create for their issuer a financial liability and an equity instrument (such as convertible bonds, which entitle their holders to convert them into equity instruments of the issuer).

The following transactions are not treated for accounting purposes as financial instruments:

· Investments in associated entities and joint ventures (see Note 49)
· Rights and obligations under employee benefit plans (see Note 24.c).
· Contracts and obligations relating to employee remuneration based on own equity instruments.

ii.   Classification of financial assets for measurement purposes

Financial assets are initially classified into the various categories used for management and measurement purposes, unless they have to be presented as Non-current assets held for sale or they relate to Cash and balances with the Central Bank or Hedging financial derivatives, which are reported separately.

The classification criteria depends on the Bank’s business model for managing the financial assets and the contractual terms of its cash flows.

The Bank reclassifies financial assets when, and only when, its business model for managing those financial assets changes.

The business model reflects how the Bank manages the financial assets in order to generate cash flows. That is, whether the Bank’s objective is to collect the contractual cash flows from financial assets on specified dates that are solely payments of principal and interest (SPPI), or is to collect both the contractual cash flows and cash flows arising from the sale of financial assets.

In determining the appropriate business models for a group of financial assets and assessing the SPPI requirements, the Bank takes into account the following factors:

·	How key management personnel are assessed and reported on the performance of the business model and the financial assets held in the business model.
·	The risks that affect the performance of the business model (and the financial assets held in the business model) and, specifically, the way in which these risks are managed.
·	How business managers are remunerated.
·	The evaluation of the experience on how the cash flows of financial assets were collected.
·	The frequency and volume of sales in previous years, as well as expectations of future sales.
·	How certain contractual features are considered (i.e., interest rate reset frequency, prepayment commissions, among others) that significantly affect future cash flows.
·	The assessment of a compensation paid or received on early termination that could result in cash flows that are not SPPI.

Where the business model is to hold financial assets to collect contractual cash flows or to collect both the contractual cash flows and cash flows arising from the sale of financial assets, the Bank assesses whether the financial assets’ cash flows represent SPPI. In making this assessment (SPPI test), the Bank considers whether the contractual cash flows are consistent with a basic lending arrangement.

Depending on these factors, the financial asset can be measured at amortized cost, at fair value through other comprehensive income (FVTOCI), or at fair value through profit or loss (FVTPL). IFRS 9 also establishes an option to designate a financial instrument at FVTPL, under certain conditions.

Where the contractual terms of the cash flows introduce exposures to risk or volatility that are inconsistent with a basic lending arrangement, the related financial assets are classified and measured at FVTPL.

Financial assets that do not meet the criteria for being classified and measured at amortized cost or FVTOCI are classified and measured at FVTPL.

Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are SPPI.

iii.   Classification of financial assets for presentation purposes

Financial assets are classified by nature into the following items in the consolidated balance sheet:

-	Cash and balances with the Central Bank: cash balances and balances receivable including the compulsory deposits with the Central Bank.
-	Loans and advances to credit institutions: loans of any nature, including deposits and money market transactions, provided to credit institutions.
-	Loans and advances to customers: debit balances of all loans granted to customers by the Bank.
-	Debt instruments: bonds and other debt securities that represent a debt obligation for their issuer and that bear interest.
-

Equity instruments: financial instruments issued by other entities, such as shares, which have the nature of equity instruments for the issuer, other than investments in subsidiaries, associates or jointly controlled entities.

-	Trading derivatives: fair value in favor of the Bank of financial derivatives, which do not form part of hedge accounting, including embedded derivatives separated from hybrid financial instruments.
-

Hedging derivatives: fair value of financial derivatives in favor of the Bank, including embedded derivatives separated from hybrid financial instruments, designated as hedging instruments in hedge accounting.

iv.   Classification of financial liabilities for measurement purposes

Financial liabilities are initially classified into the various categories used for management and measurement purposes, unless they relate to hedging financial derivatives, which are reported separately.

Financial liabilities are classified for measurement purposes into one of the following categories:

-

Financial liabilities at fair value through profit or loss: financial liabilities incurred for the purpose of generating a profit in the near term from fluctuations in their prices, financial derivatives not designated as hedging instruments and financial liabilities arising from the outright sale of financial assets acquired under reverse repurchase agreements (reverse repos), securities loans and sales of borrowed securities (short positions).

-

Other financial liabilities at fair value through profit or loss: financial liabilities are included in this category when such classification provides more relevant information regarding the financial liability, either because this eliminates or significantly reduces recognition or measurement inconsistencies (accounting mismatches) that would otherwise arise from measuring the liabilities or recognizing the gains or losses on them on different bases, or because a group of financial liabilities or financial assets and liabilities is managed and its performance is evaluated on a fair value basis, such as repurchase agreements, in accordance with a documented risk management or investment strategy, and information about the group is provided on that basis to the Bank’s key management personnel. Liabilities may only be included in this category on the date when they are incurred or originated. The changes in the fair value of other financial liabilities at FVTPL due to the Bank’s own credit risk are recognized in other comprehensive income.

-

Financial liabilities at amortized cost: financial liabilities, irrespective of their instrumentation and maturity, not included in any of the above-mentioned categories, which arise from the ordinary borrowing activities or financing received.

v.   Classification of financial liabilities for presentation purposes

Financial liabilities are classified by nature into the following items in the consolidated balance sheet:

-

Deposits: all repayable balances received in cash by the Bank, other than those classified as marketable debt securities and those having the substance of subordinated liabilities. This item also includes cash bonds and cash consignments received the amount of which may be invested without restriction.

Deposits are classified based on the type of depositor as follows:

-	Deposits from the Central Bank: deposits and repurchase agreements of any nature with the Central Bank.
-	Deposits from credit institutions: deposits of any nature, including credit received, money market transactions and repurchase agreements in the name of credit institutions.
-	Customer deposits: deposits and repurchase agreements.
-	Marketable debt securities: bonds and other debt represented by marketable securities, other than those having the substance of subordinated liabilities.
-	Trading derivatives: fair value of financial derivatives with a liability balance, including embedded derivatives separated from the host contract, which do not form part of hedge accounting.
-	Short positions: financial liabilities arising from the outright sale of financial assets acquired under reverse repurchase agreements, securities loans and sales of borrowed securities.
-

Subordinated liabilities: financing received which, for the purposes of payment priority, ranks behind ordinary debt. This category also includes the component that has the consideration of financial liability of compound financial instruments issued by the Bank, which form part of the Bank’s capital management for regulatory purposes, but do not meet the requirements for classification as equity for accounting purposes.

-

Other financial liabilities: payment obligations having the nature of financial liabilities that are not included in any of the aforementioned categories, including liabilities under financial guarantee contracts.

-

Hedging derivatives: fair value of the Bank’s liability in respect of financial derivatives, including embedded derivatives separated from hybrid financial instruments, designated as qualified hedging instruments in hedge accounting.

d)   Measurement of financial assets and liabilities and recognition of fair value changes

In general, financial assets and liabilities are initially recognized at fair value, which, in the absence of evidence to the contrary, is deemed to be the transaction price. The amount initially recognized for financial instruments not measured at FVTPL is adjusted for transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVTPL are recognized in the consolidated income statement.

If the fair value of a financial instrument at initial recognition differs from the transaction price, that financial instrument shall be accounted for at that date as follows:

-

if that fair value is evidenced by a quoted price in an active market for an identical asset or liability (i.e., a Level 1 input) or based on a valuation technique that uses only data from observable markets, the difference between the fair value at initial recognition and the transaction price shall be recognized as a gain or loss.

-

in all other cases, adjusted to defer the difference between the fair value at initial recognition and the transaction price. After initial recognition, that deferred difference shall be recognized as a gain or loss only to the extent that it arises from a change in a factor (including time) that market participants would take into account when pricing the asset or liability.

Financial assets and liabilities are subsequently measured at each period-end as follows:

i.    Measurement of financial assets

Financial assets measured at fair value

The fair value of a financial instrument on a given date is taken to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The most objective and common reference for the fair value of a financial instrument is the price that would be paid for it on an active and transparent active market (quoted price or market price).

If there is no market price for a given financial instrument, its fair value is estimated on the basis of the price established in recent transactions involving similar instruments and, in the absence thereof, of valuation techniques commonly used by the international financial community, taking into account the specific features of the instrument to be measured and, particularly, the various types of risk associated with it.

All financial assets are accounted for at the trade date.

All regular way purchases or sales of financial assets are recognized and derecognized on a trade date basis. Regular way purchases or sales are purchases or sales of financial assets that require delivery of assets within the time frame established by regulation or convention in the marketplace.

Subsequent measurement of financial assets depends on the Bank’s business model for managing the financial assets and the cash flows characteristics of the financial asset. The Bank classifies its financial assets into three measurement categories:

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Amortized cost: financial instruments under a business model whose objective is to collect principal and interest cash flows, over which there is no significant unjustified sales, fair value is not a key element in the management of these financial assets and contractual conditions give rise to cash flows on specific dates, which are SPPI. In this sense, unjustified sales are considered those other than those related to an increase in the credit risk of the asset; unanticipated funding needs (stress case scenarios). Additionally, the characteristics of its contractual cash flows represent substantially a “basic financing agreement”. Interest income from these financial assets is included in Interest income in the consolidated income statement using the effective interest rate method. Any gain or loss arising on derecognition is recognized directly in profit or loss. Foreign exchange gains and losses are presented in Exchange differences (net) and impairment losses are presented within Impairment losses on financial assets (net) in the consolidated income statement.

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FVTOCI: financial instruments held in a business model whose objective is to collect principal and interest cash flows and the sale of these financial assets, where fair value is a key factor in their management. Additionally, the contractual cash flow characteristics substantially represent a “basic financing agreement”. Changes in the fair value are taken through other comprehensive income, except for the recognition of impairment gains and losses, interest income and foreign exchange gains and losses on the financial assets’ amortized cost, which are recognized in the consolidated income statement.

When the financial assets are derecognized, the cumulative gain or loss previously recognized in other comprehensive income is reclassified to profit or loss and recognized in Gains/(losses) on financial assets and liabilities (net) in the consolidated income statement. Interest income from these financial assets is included in Interest income in the consolidated income statement using the effective interest rate method. Foreign exchange gains and losses are presented in Exchange differences (net) and impairment losses are presented within Impairment losses on financial assets (net) in the consolidated income statement.

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FVTPL: financial instruments included in a business model whose objective is not obtained through the above-mentioned models, where fair value is a key factor in managing of these financial assets, and financial instruments whose contractual cash flow characteristics do not substantially represent a “basic financing agreement”. Changes in the fair value of financial assets at FVTPL are recognized in profit or loss and presented net within Gains/(losses) on financial assets and liabilities (net) in the consolidated income statement in the period in which it arises. Interest income from these financial assets is included as a separate line item within the consolidated income statement in Interest income from financial assets at fair value through profit or loss using the effective interest rate method.

Loans with different components

The Bank originates loans to hold to maturity and to collect and sell or sub-participate to other lenders, resulting in a transfer of substantially all the risk and rewards and derecognition of the loan or portion of it. The Bank considers the activities of lending to hold and lending to collect and sell or sub-participate as two separate business models. Financial assets considered to be within a business model that has an objective to hold the financial assets to collect contractual cash flows are accounted for at amortized cost. Financial assets considered to be within a business model that has an objective to collect contractual cash flows and to sell or sub-participate to other lenders are accounted for at FVTOCI.

Amortized cost and effective interest method

The amortized cost is the amount at which the financial asset is measured at initial recognition minus the principal repayments, plus the cumulative amortization using the effective interest method of any difference between that initial amount and the maturity amount, adjusted for any allowance for impairment losses. The gross carrying amount of a financial asset is the amortized cost of a financial asset before adjusting for any allowance for impairment losses.

The effective interest method is a method of calculating the amortized cost of a financial instrument and of allocating interest income over the relevant period.

The effective interest rate is the rate that exactly discounts estimated future cash payments or receipts through the expected life of the financial asset or financial liability to the gross carrying amount of a financial asset or to the amortized cost of a financial liability. The calculation does not consider expected credit losses and includes transaction costs, premiums or discounts and fees and points paid or received that are integral to the effective interest rate, such as origination fees.

For purchased or originated credit-impaired (POCI) financial assets, the Bank calculates the credit-adjusted effective interest rate, which is calculated based on the amortized cost of the financial asset instead of its gross carrying amount and incorporates the impact of expected credit losses in estimated future cash flows.

Modification of contractual cash flows

When the contractual cash flows of a financial asset are renegotiated or otherwise modified and the renegotiation or modification does not result in cash flows that are substantially different, the modification does not result in derecognition. In which case, the Bank recalculates the gross carrying amount of the financial asset and recognizes a modification gain or loss in profit or loss. The gross carrying amount of the financial asset shall be recalculated as the present value of the renegotiated or modified contractual cash flows that are discounted at the financial asset’s original effective interest rate or credit-adjusted effective interest rate for POCI financial assets.

Modification of loans and advances to customers

The Bank sometimes renegotiates, refinances or otherwise modifies the contractual cash flows of loans and advances to customers. When this happens, the Bank assesses whether or not the new terms are substantially different to the original terms. The Bank does this by considering, among others, the following factors:

·	When the borrower is in financial difficulty, whether the modification merely reduces the contractual cash flows to amounts the borrower is expected to be able to pay.
·	Whether any substantial new terms are introduced that affects the risk profile of the loan.
·	Significant extension of the loan term when the borrower is not in financial difficulty.
·	Significant change in the interest rate.
·	Change in the currency the loan is denominated in.
·	Insertion of collateral, other security or credit enhancement that significantly affect the credit risk associated with the loan.
·	The modification is such that the loan would no longer meet the SPPI test.

Modification of loans and advances to customers in the context of COVID-19 pandemic

Given the potential impact of COVID‑19 pandemic on customers’ payment capacity, the Bank implemented a Support Program, which includes the partial or total deferral of principal and/or interest payments for up to four months, with the possibility of extending it to two additional months, with respect to the total amount due from borrowers, without any interest charge.

The relief measures contained in the Support Program resulted in a modification to the contractual terms of the loans subject to the Support Program, that did not result in derecognition of the financial assets under IFRS 9.

Details on the modification gain or loss of financial assets are presented in Note 11.g.

Derecognition due to substantial modification of terms and conditions

The Bank derecognizes a financial asset, such as a loan to a customer, when the terms and conditions have been changed or renegotiated to the extent that, substantially, it becomes a new loan, with the difference recognized in profit or loss, to the extent that an impairment loss has not already been recognized. The new financial asset is initially recognized at fair value.

There is limited guidance in IFRS 9 with respect to determining whether a modification of a financial asset results in derecognition, hence this assessment is based on qualitative factors and may be subject to judgment.

Interest income

Interest income is calculated by applying the effective interest rate to the gross carrying amount of financial assets measured at FVTPL, at FVTOCI and at amortized cost, except for:

-	POCI financial assets, for which the original credit-adjusted effective interest rate is applied to the amortized cost of the financial asset.
-	Financial assets that are not POCI but have subsequently become credit-impaired (or Stage 3), for which interest income is calculated by applying the effective interest rate to their amortized cost.

Debt instruments classified as at FVTOCI

Debt instruments classified as at FVTOCI are initially measured at fair value plus transaction costs. Subsequently, changes in the carrying amount of these financial assets as a result of foreign exchange gains and losses, impairment losses and interest income calculated using the effective interest method are recognized in the consolidated income statement. The amounts that are recognized in the consolidated income statement are the same as the amounts that would have been recognized in the consolidated income statement, if these financial assets had been measured at amortized cost. All other changes in the carrying amount of these financial assets are recognized in other comprehensive income and accumulated under Valuation adjustments - Financial assets at fair value through other comprehensive income. When these financial assets are derecognized, the cumulative gains or losses previously recognized in other comprehensive income are reclassified to the consolidated income statement.

Equity instruments

The Bank designates at initial recognition and subsequently measures all equity instruments as at FVTPL, unless the Bank elects to present irrevocably fair value gains and losses on equity instruments in other comprehensive income. Designation of equity instruments as at FVTOCI is not permitted if the equity investment is held for trading or if it is contingent consideration recognized by an acquirer in a business combination.

A financial asset is held for trading if:

·	it has been acquired principally for the purpose of selling it in the near term; or
·	on initial recognition it is part of a portfolio of identified financial instruments that the Bank manages together and has evidence of a recent actual pattern of short-term profit-taking; or
·	it is a financial derivative instrument (except for a financial derivative that is a financial guarantee contract or a designated and effective hedging instrument).

Investments in equity instruments at FVTOCI are initially measured at fair value plus transaction costs. Subsequently, they are measured at fair value with gains and losses arising from changes in fair value recognized in other comprehensive income under Valuation adjustments - Financial assets at fair value through other comprehensive income. The cumulative gain or loss is not reclassified to profit or loss following the derecognition of the equity instrument including on disposal; fair value gains and losses on equity instruments are reclassified on derecognition to Accumulated reserves within Shareholders’ equity in the consolidated balance sheet. The fair value gains and losses on equity instruments presented in other comprehensive income includes any related foreign exchange component.

Dividends on these investments in equity instruments are recognized in profit or loss in accordance with IFRS 9, unless the dividends clearly represent a recovery of part of the cost of the investment. Dividends are included in Income from equity instruments in the consolidated income statement.

As of December 31, 2019 and 2020, there were no significant investments in quoted financial instruments that had ceased to be recognized at their quoted price because their market could not be deemed to be active.

Financial derivatives

All financial derivatives are recognized in the consolidated balance sheet at fair value from the trade date. If the fair value is positive, they are recognized as an asset and if the fair value is negative, they are recognized as a liability. In the absence of evidence to the contrary, the fair value on the trade date is deemed to be the transaction price. The changes in the fair value of financial derivatives from the trade date are recognized in Gains/(losses) on financial assets and liabilities (net) in the consolidated income statement. Specifically, the fair value of financial derivatives traded in organized markets included in the portfolios of financial assets or liabilities held for trading is deemed to be their daily quoted price. If for exceptional reasons the quoted price cannot be determined on a given date, these financial derivatives are measured using methods similar to those used to measure “over-the-counter” (OTC) financial derivatives.

The fair value of OTC financial derivatives is determined using the most appropriate valuation techniques commonly used by the financial markets based on the characteristics of each financial instrument such as net present value, option pricing models and other methods.

ii.    Measurement of financial liabilities

In general, financial liabilities are measured at amortized cost using the effective interest method, except for those included under Financial liabilities at fair value through profit or loss, Other financial liabilities at fair value through profit or loss and financial liabilities designated as hedged items (or hedging instruments) in fair value hedges, which are measured at fair value.

The effective interest method is a method of calculating the amortized cost of a financial liability and of allocating interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments (including all fees and points paid or received that form an integral part of the effective interest rate, transaction costs and other premiums or discounts) through the expected life of the financial liability, or (where appropriate) a shorter period, to the amortized cost of a financial liability.

iii.   Valuation techniques

The following table shows a summary of the fair values as of December 31, 2019 and 2020 of the financial assets and liabilities indicated below, classified based on the various measurement methods used by the Bank to determine their fair value:

	12/31/2019			12/31/2020
	Published			Published
	Price			Price
	Quotations			Quotations
	in Active			in Active
	Markets –	Internal		Markets –	Internal
	Level 1	Models	Total	Level 1	Models	Total

ASSETS:
Financial assets at fair value through profit or loss	111,259	156,868	268,127	178,165	326,189	504,354
Other financial assets at fair value through profit or loss	—	79,927	79,927	—	70,356	70,356
Financial assets at fair value through other comprehensive income	201,580	35,400	236,980	257,963	98,126	356,089
Hedging derivatives	—	9,256	9,256	—	8,306	8,306
	312,839	281,451	594,290	436,128	502,977	939,105
LIABILITIES:
Financial liabilities at fair value through profit or loss	324	153,276	153,600	15,338	286,138	301,476
Other financial liabilities at fair value through profit or loss	—	273,725	273,725	—	211,514	211,514
Hedging derivatives	—	7,523	7,523	—	19,078	19,078
	324	434,524	434,848	15,338	516,730	532,068

The financial instruments at fair value determined based on published price quotations in active markets (Level 1) include government debt securities, private-sector debt securities, financial derivatives traded in organized markets, securitized assets, equity shares, short positions and fixed-income securities issued.

In cases where price quotations cannot be observed, Bank’s Management makes its best estimate of the price that the market would set using its own internal models (valuation techniques). These internal models use data, based on observable market parameters as significant inputs (Level 2) and, in very specific cases, they use significant inputs not observable in market data (Level 3). The use of observable market data assumes that markets are efficient and therefore the data that is derived therefrom is representative.

The best evidence of the fair value of a financial instrument on initial recognition is the transaction price, unless the fair value of the instrument can be obtained from other market transactions performed with the same or similar instruments or can be measured by using a valuation technique in which the variables used include only observable market data, mainly interest rates.

The objective of valuation techniques is to arrive at a fair value measurement that reflects the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date.

Still, other internal models use unobservable data as inputs. Examples of such unobservable inputs and assumptions are as follows:

Correlation: Historical correlation between equity prices and foreign exchange rates is assumed for valuing quanto and composite options.

Dividends: The estimation for the dividend used as inputs in the internal models is based on the dividend payments expected from the issuer companies.

Volatility: There is no liquid option market for certain long-term assets. For most Mexican underlying assets, the option market is for up to one year.

Interest rate curve for estimating the interest rate index known as the 91‑day TIIE (Tasa de Interés Interbancaria de Equilibrio): There is no liquid market for interest rate swaps with 91‑day payment terms. For these fair value measurements, the 28‑day interest rate swaps curve is used instead.

Long-term Mexican rate curve: There is no liquid market for estimating and discounting financial instruments with maturities equal or higher than 20 years.

Market credit spreads: For some counterparties there is no credit default swaps (CDS) market quotes from which it is possible to infer a credit spread curve, this aspect is common for most of the Mexican counterparties. When there is no credit default swaps quote, generic credit curves are used instead. These curves are inferred from a proxy of quoted market credit default swaps considering geography, sector and rating.

Whenever unobservable market data is used in valuation techniques, the valuation is adjusted considering unobservable assumptions that market participants would use when pricing the asset or liability, including assumptions about risk.

The Bank also adjusts the value of some assets when they have very low market trading volume, even when prices are available.

Fair value measurements that incorporate significant unobservable inputs are classified as Level 3. Significant unobservable inputs are defined as inputs for which observable market data are not available and that are significant to the fair value measurement. Such inputs are developed using the best information available about assumptions that market participants would use when pricing the asset or liability.

iv.   Valuation of financial instruments

General measurement bases

The Bank has implemented a formal process for systematic valuation and management of financial instruments. The governance scheme for this process distributes responsibilities between two independent areas inside the Bank: Treasury (development, marketing and daily management of financial products and market data) and Risks (on a periodic basis, validation of pricing models and market data, computation of risk metrics, new transactions approval policies, management of market risk and implementation of fair value adjustment policies).

The approval of new products follows a sequence of steps (request, development, validation, integration in systems and quality assurance) before the product is brought into production. This process ensures that pricing systems have been properly reviewed and are stable before they are used.

The related valuation techniques and inputs by asset class are as follows:

a.	Financial assets at FVTPL and at FVTOCI

The estimated fair value of these financial assets is determined using quoted prices or yield curves provided by the Bank´s pricing vendor.

b.	Loans and advances to credit institutions and customers – reverse repurchase agreements

The fair value is estimated by using the discounted cash flow (forward estimation) technique using the interest rates that are currently offered for loans and advances with terms similar to those of borrowers having a similar credit quality.

c.	Loans and advances to customers at fair value through other comprehensive income

The estimated fair value of these financial assets is calculated by a default estimation method. This method consists of: a) estimating the default probabilities through a bootstrapping method from market credit spreads to incorporate the credit risk in the risk interest rate and b) discounting the expected cash flow at risk interest rate through the applicable discount factor. Both steps use observable market data (yield curves and market credit spreads) which are provided by a price vendor. The model assumes a deterministic approximation for modelling the cancellation prepayment: it is assumed that the obligor has a rational behavior and will exercise at the best moment, and then it assumes that the cancellation will be total.

d.	Short positions, deposits from the Central Bank and deposits from credit institutions and customers – repurchase agreements

The fair value of these financial instruments is calculated by using the discounted cash flow (forward estimation) technique based on the current incremental lending rates for similar types of deposits having similar maturities.

e.	Financial derivatives (assets and liabilities)

The estimated fair value of futures contracts is calculated using the prices quoted on the Derivatives Exchange Markets (Mercado Mexicano de Derivados and Chicago Mercantile Exchange) of identical instruments.

If there are no quoted prices on the market (either direct or indirect) for a financial derivative instrument, the respective fair value estimates are calculated by using one of the following models and valuation techniques:

i. Non-closed formula solution

In the valuation of financial instruments permitting static hedging (such as loans and advances to customers, deposits, forwards and swaps), the present value method (forward estimation) is used. This method consists of a) calculating the expected cash flows and b) discounting the expected cash flows at the risk interest rate through the applicable discount factor. Both steps use observable market data (yield curves, foreign exchange spot rates and so forth) which are provided by a market data supplier (price vendor).

ii. Closed-formula solution

The Black-Scholes model and Black model are used for the valuation of plain vanilla options, the first for foreign exchange and securities and the latter for interest rates. These models assume that the underlying price follows a lognormal distribution.

The Montecarlo method with the local volatility model is the market proxy or reference model to price a wider range of exotic equity products.

The partial differential equation method with the local volatility model is particularly appropriate to price and manage callable products and products including barrier features on a single underlying. This method is quicker, more stable and more precise than the standard Montecarlo method, but the latter is needed when the underlying is a basket. The local volatility models assume that share and index prices are log normally distributed and volatility is a deterministic function of time and the market price.

The trinomial trees method is intended for American foreign exchange products, which can be canceled at any time throughout the life of the option. It assumes deterministic interest rates and represents the evolution of the underlying foreign exchange using the Black-Scholes model.

The partial differential equation solver using a mixed volatility model is used for pricing barrier products in foreign exchange. The development of a mixed volatility model was motivated by some very sensitive barrier products (double-no-touch options), which were quoted in the market with prices in between those provided by a local volatility model and a pure stochastic volatility model. The mixed volatility model is a combination of both models, which provides a price between them.

f.	Marketable debt securities

The fair value of these financial instruments is calculated by using the discounted cash flow (forward estimation) technique, based on the current incremental lending rates for similar types of deposits having similar maturities, for the debt obligation component and one of the financial derivatives valuation techniques for the embedded derivative component, which depends on the payoff.

Valuation adjustment for counterparty risk or default risk

The Credit Valuation Adjustment (CVA) is a valuation adjustment to OTC financial derivatives because of the risk associated with the credit exposure assumed with each counterparty.

The CVA is calculated taking into account potential exposure with each counterparty in each future period. The CVA for a specific counterparty is equal to the sum of the CVA for all the periods.

The following inputs are used to calculate the CVA:

·

Expected exposure: mark-to-market (MtM) value for each transaction plus an add-on for the potential future exposure for each period. Mitigating factors such as collateral and netting agreements are taken into account, as well as a temporary impairment factor for financial derivatives with interim payments.

·	Loss Given Default: percentage of final loss assumed in a counterparty credit event /default.
·

Probability of Default: for cases where there is no market information (the CDS quoted spread curve, etc.), proxies based on companies holding exchange-listed CDS, in the same industry and with the same external ratings as the counterparty, are used.

·	Discount factor curve.

The Debt Valuation Adjustment (DVA) is a valuation adjustment similar to the CVA but, in this case, it arises because of the Bank’s own credit risk assumed by its counterparties in OTC financial derivatives.

The CVA and DVA recognized as of December 31, 2019 amounted to 265 million pesos and 1,321 million pesos, respectively. The CVA and DVA recognized as of December 31, 2020 amounted to 328 million pesos and 1,365 million pesos, respectively.

All financial instruments fair values are calculated on a daily basis.

During 2019, the Bank carried out a review of its financial instruments fair value valuation process with the purpose of increasing the observability of certain inputs and parameters used in its valuation techniques. Because of this review, the sensitivity for those non-observable risk factors, such as the long-term Mexican rate curve, is considered non-material with respect to the rest of the risk factors that are taken into account to calculate the fair value of some financial instruments; consequently, they were reclassified from Level 3 to Level 2.

Additionally, the Bank has reclassified from Level 2 to Level 3 certain financial instruments with underlying interest rate curves that are considered non-observable and non-liquid inputs to the fair value of such financial instruments. This reclassification was originated since the development of more robust tools and analytic capabilities that are useful to classify the fair value hierarchy for financial instruments.

The amount of financial instruments that was reclassified between levels is not significant to the total financial instruments per level.

Set forth below are the financial instruments at fair value which measurement was based on internal models (Level 2 and Level 3) as of December 31, 2019 and 2020.

	Fair			Fair
	Values			Values
	Calculated			Calculated
	Using Internal			Using Internal			Valuation Techniques	Key Inputs
	Models as of			Models as of
	12/31/2019			12/31/2020
	Level 2	Level 3	Total	Level 2	Level 3	Total

ASSETS:
Financial assets at fair value through profit or loss:	155,930	938	156,868	325,567	622	326,189

Debt and equity instruments	5,593	—	5,593	30,019	—	30,019	Price vendor	Financial instruments with low trading volume or minimum marketability.
Trading derivatives:

Interest rate options	421	—	421	232	—	232	Black model (closed-formula solution)	Interest rate yield curve and implied volatility surface

Market index options:	212	60	272	114	—	114

European options	2	—	2	1	—	1	Black model (closed-formula solution)	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface and dividends estimation

Best of options (Basket)	—	—	—	—	—	—	Local volatility model with Montecarlo method	Interest rate yield curves, equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Quanto options	147	60	207	112	—	112	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Auto-callable	—	—	—	1	—	1	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation.

Asian (Quanto)	63	—	63	—	—	—	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Exchange rate options:	993	—	993	3,879	—	3,879

European barrier	1	—	1	—	—	—	Black model (closed-formula solution)	Interest rate yield curves, quoted exchange rates and implied volatility surface

European options	992	—	992	3,879	—	3,879	Black model (closed-formula solution)	Interest rate yield curves, quoted exchange rates and implied volatility surface

Swaps	139,901	878	140,779	281,885	622	282,507	Forward estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

Index and securities futures	10	—	10	48	—	48	Forward estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

Exchange rate futures	8,800	—	8,800	9,390	—	9,390	Forward estimation (non-closed formula) Black and Scholes model with trinomial tree method (American forwards)	Interest rate yield curve and quoted exchange rates and implied volatility surface

Other financial assets at fair value through profit or loss:	79,927	—	79,927	70,356	—	70,356

Loans and advances to credit institutions – Reverse repurchase agreements	54,138	—	54,138	59,512	—	59,512	Forward estimation (non-closed formula)	Interest rate yield curve

Loans and advances to customers – Reverse repurchase agreements	25,789	—	25,789	10,844	—	10,844	Forward estimation (non-closed formula)	Interest rate yield curve

Financial assets at fair value through other comprehensive income:	32,525	2,875	35,400	98,126	—	98,126

Debt instruments	32,469	—	32,469	98,072	—	98,072	Price vendor	Financial instruments with low trading volume or minimum marketability.

Equity instruments	56	—	56	54	—	54	Other	Value of shareholders’ equity

Loans and advances to customers	—	2,875	2,875	—	—	—	Estimation of credit default probabilities from credit spreads	Interest rate yield curves and market credit spreads

Hedging derivatives:	9,256	—	9,256	8,306	—	8,306

Swaps	4,768	—	4,768	4,294	—	4,294	Forward estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

Exchange rate forwards	4,488	—	4,488	4,012	—	4,012	Forward estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

	277,638	3,813	281,451	502,355	622	502,977

	Fair			Fair
	Values			Values
	Calculated			Calculated
	Using Internal			Using Internal
	Models as of			Models as of			Valuation
	12/31/2019			12/31/2020			Techniques	Key Inputs
	Level 2	Level 3	Total	Level 2	Level 3	Total

LIABILITIES:
Financial liabilities at fair value through profit or loss:
	152,485	791	153,276	285,648	490	286,138

Trading derivatives:

Interest rate options	467	8	475	306	—	306	Black model (closed-formula solution)	Interest rate yield curve and implied volatility surface

Market index options:	81	60	141	648	—	648

European	1	—	1	555	—	555	Black-Scholes model (closed-formula solution)	Interest rate yield curves, quoted equity prices, index levels, implied volatility surface and dividends estimation

Auto-callable	—	—	—	4	—	4	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Best of options (Basket)	—	—	—	—	—	—	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Quanto options	80	60	140	89	—	89	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Exchange rate options:	1,548	—	1,548	2,766	—	2,766

European barrier	4	—	4	5	—	5	Black model (closed-formula solution)	Interest rate yield curves, quoted exchange rates and implied volatility surface

European options	1,344	—	1,344	2,761	—	2,761	Black model (closed-formula solution)	Interest rate yield curves, quoted exchange rates and implied volatility surface

American barrier and touch options	200	—	200	—	—	—	Mixed volatility model with partial differential equation method	Interest rate yield curves, quoted exchange rates and implied volatility surface

Swaps	134,627	723	135,350	273,805	490	274,295	Forward estimation (non- closed formula solution)	Interest rate yield curves and quoted exchange rates

Index and securities futures	18	—	18	33	—	33	Forward estimation (non- closed formula solution)	Interest rate yield curves, quoted equity prices and index levels exchange rates

Exchange rate futures	6,625	—	6,625	8,063	—	8,063	Forward estimation (non- closed formula solution)	Interest rate yield curve and quoted exchange rates

Short positions:

Debt instruments	9,119	—	9,119	27	—	27	Forward estimation (non- closed formula solution)	Interest rate yield curve

Other financial liabilities at fair value through profit or loss:	273,725	—	273,725	211,514	—	211,514

Deposits from the Central Bank – Repurchase agreements	111,574	—	111,574	24,936	—	24,936	Forward estimation (non- closed formula solution)	Interest rate yield curve

Deposits from credit institutions – Repurchase agreements	29,689	—	29,689	54,922	—	54,922	Forward estimation (non- closed formula solution)	Interest rate yield curve

Customer deposits – Repurchase agreements	129,216	—	129,216	130,293	—	130,293	Forward estimation (non- closed formula solution)	Interest rate yield curve

Marketable debt securities	3,246	—	3,246	1,363	—	1,363	Present value (non-closed formula solution) and Black-Scholes model with closed-formula solution	Interest rate yield curve, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Hedging derivatives:	7,523	—	7,523	19,078	—	19,078

Swaps	7,114	—	7,114	18,509	—	18,509	Forward estimation (non- closed formula solution)	Interest rate yield curve and quoted exchange rates

Exchange rate forwards	409	—	409	569	—	569	Forward estimation (non- closed formula solution)	Interest rate yield curve and quoted exchange rates
	433,733	791	434,524	516,240	490	516,730

Some of the financial instruments of the fair-value hierarchy have identical or similar offsetting exposures to certain inputs, but in accordance with IFRS, are presented as gross assets and liabilities in the consolidated balance sheet.

The measurements calculated through valuation techniques, might have other methods or assumptions than those related to interest rate risk, credit risk and foreign currency risk spreads, or their related correlations and volatilities. Nevertheless, Bank’s Management believes that the fair value of the financial assets and liabilities recognized in the consolidated balance sheet and the gains and losses arising from these financial instruments are reasonably stated.

Financial instruments categorized in Level 3

Set forth below are the Bank’s financial instruments measured using unobservable market data as significant inputs of the internal models (Level 3):

As of December 31, 2020, the financial instruments at FVTPL categorized in Level 3 hierarchy are the following:

-

Six cross currency swaps (CCS) USD/Peso (Nominal USD 39 million) and six interest rate swaps (IRS) (Nominal 772 million pesos) with a maturity above twenty years. Since there is no liquid market for estimating and discounting financial instruments with maturities equal or higher than twenty years, these CCS and IRS are categorized as Level 3 hierarchy.

-

Four IRS 91-day TIIE (Nominal 419 million pesos) and one 91-day TIIE interest rate option (Nominal 2,345 million pesos). Since there is not a 91-day TIIE interest rate curve, these financial instruments are classified into a Level 3 hierarchy.

-

The structure denominated as “Swaps Lock-In” that is composed of three IRS, which are fully hedged in prepayment and market risk (Nominal 7,500 million pesos). In case that any of the IRS involved in this structure presents an un-wind event at any time (lock-in), the rest of them will be also un-winded; these terms are submitted in a contractual basis. The significant materiality of this structure to the unobservable significant input (prepayment rate) leads to a Level 3 hierarchy.

As of December 31, 2019, the financial instruments at FVTPL categorized in Level 3 hierarchy are the following:

-

Five CCS USD/Peso (Nominal USD 40 million) and four IRS (Nominal 432 million pesos) with a maturity above twenty years. Since there is no liquid market for estimating and discounting financial instruments with maturities equal or higher than twenty years, these CCS and IRS are classified into a Level 3 hierarchy.

-

Two CCS 91-day TIIE UDI/Peso (Nominal UDI 250 million), four IRS 91-day TIIE (Nominal 419 million pesos) and two 91-day TIIE interest rate options (Nominal 2,395 million pesos). Since there is not a 91-day TIIE interest rate curve, these financial instruments are classified into a Level 3 hierarchy.

-

One hundred and fifty eight equity options considering the “Solactive Deep Value World Index” (Solwdeep Index) as underlying (Nominal Euro 7 million). These financial instruments are embedded options of structured notes offered to the customers of the Bank. The significance of unobservable market input (unobservable market volatility) leads to categorize such financial instruments into a Level 3 hierarchy.

-

The structure denominated as “Swaps Lock-In” that is composed of three IRS, which are fully hedged in prepayment and market risk (Nominal 7,500 million pesos). In case that any of the IRS involved in this structure presents an un-wind event at any time (lock-in), the rest of them will be also un-winded; these terms are submitted in a contractual basis. The significant materiality of this structure to the unobservable significant input (prepayment rate) leads to a Level 3 hierarchy.

-

One loan (Nominal 2,865 million pesos) classified as part of the “Held to collect and sell” business model was granted to a small-medium size customer. In order to calculate the fair value of this loan, market credit spreads per counterparty are needed; but given that this counterparty does not have a market credit spread quote (CDS), a generic credit curve is used as a proxy to represent its credit risk. Therefore, this loan is categorized into a Level 3 hierarchy.

The following table provides a reconciliation of the movement between opening and closing balances of Level 3 financial instruments, measured at fair value using a valuation technique with significant unobservable inputs:

		Assets
	Trading	Loans and advances
	derivatives	to customers	Total

Balance at January 1, 2018	251	—	251
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	543	—	543
Purchases	—	—	—
Sales	—	—	—
New issuances	—	771	771
Settlements	—	—	—
Balance at December 31, 2018	794	771	1,565
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	13	—	13
Purchases	902	—	902
Transfer out	(771)	—	(771)
New issuances	—	2,875	2,875
Settlements	—	(771)	(771)
Balance at December 31, 2019	938	2,875	3,813
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	(265)	—	(265)
Purchases	6	—	6
Transfer out	—	—	—
New issuances	—	—	—
Settlements	(57)	(2,875)	(2,932)
Balance at December 31, 2020	622	—	622

Liabilities
Trading
derivatives

Balance at December 31, 2018	(155)
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	—
Purchases	(791)
Transfer out	155
New issuances	—
Settlements	—
Balance at December 31, 2019	(791)
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	(8)
Purchases	(369)
Transfer out	617
New issuances	—
Settlements	61
Balance at December 31, 2020	(490)

Unobservable inputs used in measuring fair value

The table below shows the effect as of December 31, 2020 on the fair value of the financial instruments classified as Level 3 of a reasonable change in the assumptions used in the valuation.

			Significant	Range of Estimates	Fair value Measurement
		Valuation	Unobservable	(weighted-average)	Sensitivity to
Financial Instrument	Fair value	Technique	Input	for Unobservable Input	Unobservable Inputs
Caps and floors (91-day TIIE)	—	Black model (closed-formula)	Interest rate curve referenced to 91-day TIIE	91-day TIIE interest rate curve = 28-day TIIE interest rate curve + (-22 basis points, -1 basis points)	A significant decrease in 91-day TIIE interest rate curve would result in a higher fair value
Cross currency swaps	115	Forward estimation (non-closed formula)	Long-term peso exchange rate (above 20 years)	Bid-offer spread IRS TIIE (5 basis points) CCS USD/Peso (5 basis points)	A significant decrease in long-term peso exchange rate would result in a lower fair value
Swaps Lock-In	203	Forward estimation (non-closed formula)	Prepayment rate	Prepayment rate 6% - 12%	There is no impact in fair value since the market and prepayment risks are fully hedge
Interest rate swaps	(186)	Forward estimation (non-closed formula)	Long-term peso exchange rate (above 20 years) Interest rate curve referenced to 91-day TIIE

91-day TIIE interest rate curve = 28-day TIIE interest rate curve + (-22 basis points, -1 basis points)

Bid-offer spread

IRS TIIE (5 basis points)

CCS USD/Peso (5 basis points)

IRS UDI/Peso (5 basis points - 20 basis points)

					A significant decrease in 91-day TIIE interest rate curve would result in a higher fair value The same scenario applied on long-term peso exchange rate would result in a lower fair value

This effect was determined by applying the probable valuation ranges of the main unobservable inputs detailed in the following table:

Although Bank’s Management believes that its estimates of fair value are appropriate, the use of different inputs could lead to different measures of fair value. As of December 31, 2020, the potential impact in the consolidated income statement of changing the main inputs used for the measurement of Level 3 financial instruments for other inputs, taking the highest (most favorable input) or lowest (least favorable) value of the range deemed reasonably possible, would be as follows:

	Potential Impact on Consolidated
	Income Statement as of
	December 31, 2020
	Most	Least
	Favorable	Favorable
	Input	Input

ASSETS:
Cross currency swaps	5	(4)
LIABILITIES:
Interest rate swaps	2	(1)

Cross currency swaps

The least favorable scenario assumed the following:

-

The long-term peso interest rate curves (IRS and CCS USD/Peso) used to calculate the fair value were modified to add five basis points. This scenarios were determined by the following: 0.95 percentile over a one-year historical period of the difference between the bid-offer quotations of these market rates divided by two.

The most favorable scenario assumed the following:

-	The long-term peso interest rate curves (IRS TIIE and CCS USD/Peso) used to calculate the fair value were modified to substract five basis points.

Interest rate swaps

The least favorable scenario assumed the following:

-

The long-term peso interest rate curves (IRS and 28-day TIIE) used to calculate the fair value were modified to add five basis points. This scenarios were determined by the following: 0.95 percentile over a one-year historical period of the difference between the bid-offer quotations of these interest rate curves divided by two. Regarding the IRS with an underlying of 91-day TIIE interest rate curve, in absence of an observable market interest rate curve referenced to 91-day TIIE interest rate curve, the corresponding fixing is used; thus, a set of historical spreads between the fixings is applied over the 28-day TIIE interest rate curve in order to estimate the corresponding curve. The least favorable scenario was determined considering the higher spread over a one-year historical window and then applied to the 28-day TIIE interest rate curve.

The most favorable scenario assumed the following:

-

The long-term peso interest rate curves (IRS and CCS USD/Peso) used to calculate the fair value were modified to substracts five basis points. Regarding the IRS with an underlying of 91-day TIIE interest rate curve, the most favorable scenario was determined considering the lower spread over a one year historical window and then applied to the 28-day TIIE interest rate curve.

v.    Sensitivity analysis

As an alternative to sensitivity analysis, the Bank uses a Value at Risk (VaR) technique. A detailed explanation about VaR technique and the main assumptions incorporated therein are described in Note 48. The VaR amounts as of December 31, 2020, including all financial instruments in the trading book position of the Bank are as follows:

	Average	High	Low	12/31/2020

All financial instruments	165	378	55	74
By category:
Instruments sensitive to interest rate	86	187	30	73
Instruments sensitive to equity market prices	5	29	—	—
Instruments sensitive to foreign currency exchange rates	127	285	11	12
Instruments sensitive to volatility movements	8	45	3	9

The Bank’s VaR should be interpreted in light of the limitations of the methodologies. These limitations include the following:

Historical data may not provide the best estimate of the joint distribution of risk factor changes in the future and may fail to capture the risk of possible extreme adverse market movements, which have not occurred in the historical window used in the calculations.

VaR using a one-day time horizon does not fully capture the market risk of positions that cannot be liquidated or hedged within one day.

The Bank largely computes the VaR of the trading portfolios at the close of business and positions may change substantially during the course of the trading day.

VaR using a 99% confidence level does not reflect the extent of potential losses beyond that percentile.

These limitations and the nature of the VaR measure mean that the Bank can guarantee neither those losses will not exceed the VaR amounts indicated nor that losses in excess of the VaR amounts will not occur more frequently than once in one hundred business days.

vi.   Recognition of fair value changes

Changes in the fair value of certain financial assets and liabilities subject to those changes are recognized, either in the consolidated income statement or in other comprehensive income. A distinction is made between the changes resulting from the accrual of interest and similar items which are recognized under Interest income, Interest income from financial assets at fair value through profit or loss or Interest expenses and similar charges in the consolidated income statement, as appropriate, and those arising for other reasons, which are recognized at their net amount under Gain/(losses) on financial assets and liabilities (net) in the consolidated income statement.

The recognition of the adjustments due to changes in fair value arising from financial assets at FVTOCI are described in Note 2d.i.

vii.  Hedging transactions

The Bank uses financial derivatives for the following purposes: (i) to facilitate these instruments to customers who request them in the management of their market and credit risks (trading derivatives); (ii) to use these financial derivatives in the management of the risks of the Bank’s own positions and assets and liabilities (hedging derivatives); and (iii) to obtain gains from changes in the prices of these financial derivatives (trading derivatives).

Financial derivatives that do not qualify for hedge accounting are treated for accounting purposes as trading derivatives.

A financial derivative qualifies for hedge accounting if all the following conditions are met:

1.	The financial derivative hedges one of the following three types of exposure:
a.

Changes in the fair value of assets and liabilities due to fluctuations in, among others, the interest rate and/or exchange rate to which the position or balance to be hedged is subject and firm commitments (fair value hedge);

b.	Changes in the estimated cash flows arising from financial assets and liabilities and highly probable forecasted transactions (cash flow hedge); and
c.	The net investment in a foreign operation (hedge of a net investment in a foreign operation).
2.	It is effective in offsetting exposure inherent in the hedged item throughout the expected term of the hedge, which means that:
a.	At the date of arrangement, the hedge is expected, under normal conditions, to be highly effective (prospective effectiveness).
b.

There is sufficient evidence that the hedge was effective during the whole life of the hedged item (retrospective effectiveness). To this end, the Bank checks that the results of the hedge were within a range of 80% to 125% of the results of the hedged item.

3.

There must be adequate documentation evidencing the specific designation of the financial derivative to hedge certain balances or transactions and how this hedge was expected to be achieved and measured, if this is consistent with the Bank’s Management of its own risks.

The changes in value of financial instruments qualifying for hedge accounting are recognized as follows:

a.

In fair value hedges, the gains or losses arising on both the hedging instruments and the hedged items attributable to the type of risk being hedged are recognized directly in the consolidated income statement.

b.

In cash flow hedges, the effective portion of the change in value of the hedging instrument is recognized temporarily in other comprehensive income under Valuation adjustments - Cash flow hedges until the forecast transactions occur, when it is recognized in the consolidated income statement, unless, if the forecast transactions result in the recognition of non-financial assets or liabilities, it is included in the cost of the non-financial asset or liability.

c.

In hedges of a net investment in a foreign operation, the gains or losses attributable to the portion of the hedging instruments qualifying as an effective hedge are recognized temporarily in other comprehensive income under Valuation adjustments - Hedges of net investments in foreign operations until the gains or losses on the hedged item are recognized in the consolidated income statement.

d.

The ineffective portion of the gains or losses on the hedging instruments of cash flow hedges and hedges of a net investment in a foreign operation are recognized directly under Gain/(losses) on financial assets and liabilities in the consolidated income statement.

If a financial derivative designated as a hedge no longer meets the requirements described above due to expiration, ineffectiveness or for any other reason, the financial derivative is classified for accounting purposes as a trading financial derivative.

When fair value hedge accounting is discontinued, the adjustments previously recognized on the hedged item are amortized to the consolidated income statement at the effective interest rate recalculated at the date of hedge discontinuation. The adjustments must be fully amortized at maturity.

When cash flow hedge accounting is discontinued, any cumulative gain or loss on the hedging instrument recognized in other comprehensive income under Valuation adjustments - Cash flow hedges (from the period when the hedge was effective) remains in consolidated total equity item until the forecast transaction occurs, at which time it is recognized in the consolidated income statement, unless the transaction is no longer expected to occur, in which case the cumulative gain or loss is recognized immediately in the consolidated income statement.

viii. Derivatives embedded in hybrid financial instruments

Derivatives embedded in other financial instruments or in other host contracts are accounted for separately as financial derivatives if: i) their risks and characteristics are not closely related to those of the host contracts; ii) a separate instrument with the same terms would meet the definition of a financial derivative and iii) the hybrid contract is not measured at fair value through profit or loss.

e)   Derecognition of financial assets and liabilities

The accounting treatment of transfers of financial assets depends on the extent to which the risks and rewards associated with the transferred assets are transferred to third parties:

1.

If the Bank transfers substantially all the risks and rewards to third parties – unconditional sale of financial assets, sale of financial assets under an agreement to repurchase them at their fair value at the date of repurchase, sale of financial assets with a purchased call option or written put option that is deeply out of the money, securitization of assets in which the transferor does not retain a subordinated debt or grant any credit enhancement to the new holders, and other similar cases – the transferred financial asset is derecognized and any rights or obligations retained or created in the transfer are recognized simultaneously.

2.

If the Bank retains substantially all the risks and rewards associated with the transferred financial asset – sale of financial assets under an agreement to repurchase them at a fixed price or at the sale price plus interest, a securities lending agreement in which the borrower undertakes to return the same or similar assets, and other similar cases –, the transferred financial asset is not derecognized and continues to be measured by the same criteria as those used before the transfer. However, the following items are recognized:

a.

An associated financial liability, which is recognized for an amount equal to the consideration received and is subsequently measured at amortized cost, unless it meets the requirements for classification under Other financial liabilities at fair value through profit or loss in the consolidated balance sheet.

b.	The income from the transferred financial asset not derecognized and any expense incurred on the new financial liability, without offsetting.
3.

If the Bank neither transfers nor retains substantially all the risks and rewards associated with the transferred financial asset – sale of financial assets with a purchased call option or written put option that is not deeply in or out of the money, securitization of assets in which the transferor retains a subordinated debt or other type of credit enhancement for a portion of the transferred asset, and other similar cases – the following distinction is made:

a.	If the transferor does not retain control of the transferred financial asset, the asset is derecognized and any rights or obligations retained or created in the transfer are recognized.
b.

If the transferor retains control of the transferred financial asset, it continues to recognize it for an amount equal to its exposure to changes in value and recognizes a financial liability associated with the transferred financial asset. The net carrying amount of the transferred asset and the associated liability is the amortized cost of the rights and obligations retained, if the transferred asset is measured at amortized cost, or the fair value of the rights and obligations retained, if the transferred asset is measured at fair value.

Accordingly, financial assets are only derecognized when the rights to the cash flows they generate have expired or when substantially all the inherent risks and rewards have been transferred to third parties.

Financial liabilities are only derecognized when the obligations they generate have been extinguished, that is when the contractual obligations have been paid or cancelled, or have been expired.

The exchange between the Bank and its original lenders of debt instruments with substantially different terms, as well as substantial modifications of the terms of existing financial liabilities, are accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability. The terms are substantially different if the discounted present value of the cash flows under the new terms, including any fees paid net of any fees received and discounted using the original effective interest rate, is at least 10% different from the discounted present value of the remaining cash flows of the original financial liability, both discounted at the original effective interest rate of the original liability. In addition, other qualitative factors, such as the currency that the instrument is denominated in, changes in the type of interest rate, new conversion features attached to the instrument and change in covenants are also taken into consideration. If an exchange of debt instruments or modification of terms is accounted for an extinguishment, any costs of fees incurred are recognized as part of the gain or loss on the extinguishment. If the exchange or modification is not accounted for as an extinguishment, any costs or fees incurred adjust the carrying amount of the liability and are amortized over the remaining term of the modified liability.

f)   Offsetting of financial instruments

Financial asset and liability balances are offset, i.e., reported in the consolidated balance sheet at their net amount, only if the Bank currently have a legally enforceable right to set-off the recognized amounts and intend either to settle on a net basis or to realize the asset and settle the liability simultaneously.

The disclosures set out in the tables below include financial assets and financial liabilities that:

·	Are offset in the consolidated balance sheet; or
·	Are subject to an enforceable master netting arrangement or similar agreement that covers similar financial instruments, irrespective of whether they are offset in the consolidated balance sheet.

The similar agreements include financial derivative clearing agreements, global master repurchase agreements and global master securities lending agreements. Similar financial instruments include financial derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and lending agreements. Financial instruments such as loans and advances to customers and deposits are not disclosed in the tables below unless they are offset in the consolidated balance sheet.

Financial derivative transactions are either transacted on an exchange or entered into under ISDA master netting agreements. In general, under ISDA master netting agreements in certain circumstances (e.g. when a credit event such as a default occurs) all outstanding transactions under the agreement are terminated, the termination value is assessed and only a single net amount is due or payable in settlement of all transactions.

Repurchase agreements, reverse repurchase agreements, securities borrowing and lending agreements are covered by master agreements with netting terms similar to those of ISDA master netting agreements.

The ISDA and similar master netting arrangements do not meet the criteria for offsetting in the consolidated balance sheet. This is because they create for the parties to the agreement a right of set-off of recognized amounts that is enforceable only following an event of default, insolvency or bankruptcy of the Bank or the counterparties or following other predetermined events. In addition, the Bank does not intend to settle on a net basis or to realize the financial assets and settle the financial liabilities simultaneously.

The Bank receives and gives collateral in the form of cash and debt securities in connection with the following transactions:

·	Financial derivatives;
·	Repurchase agreements and reverse repurchase agreements; and
·	Securities lending and borrowing agreements.

Such collateral is subject to standard industry terms including, when appropriate, an ISDA Credit Support Annex (CSA). This means that securities received/given as collateral can be pledged or sold during the term of the transaction but have to be returned on maturity of the transaction. The terms also give each party the right to terminate the related transactions on the counterparty’s failure to post collateral.

The following financial assets are subject to offsetting, enforceable master netting arrangements and similar agreements:

As of December 31, 2020:

				Amount not offset in the consolidated balance sheet
		Gross amount of	Net amount of
		financial liabilities	financial assets
		offset in the	presented in the
	Gross amount of	consolidated balance	consolidated	Impact of Master	Financial instrument	Cash	Net
	financial assets	sheet	balance sheet	Netting Agreements	collateral	collateral	amount

Financial derivatives assets	304,477	—	304,477	(256,053)	(5,483)	(23,052)	19,889

Reverse repurchase agreements	70,356	—	70,356	(10,800)	(59,557)	—	(1)

Equity instruments (*) (see Note 9.a)	107	—	107	—	(137)	—	(30)

Total	374,940	—	374,940	(266,853)	(65,177)	(23,052)	19,858

As of December 31, 2019:

				Amount not offset in the consolidated balance sheet
		Gross amount of	Net amount of
		financial liabilities	financial assets
		offset in the	presented in the
	Gross amount of	consolidated balance	consolidated	Impact of Master	Financial instrument	Cash	Net
	financial assets	sheet	balance sheet	Netting Agreements	collateral	collateral	amount

Financial derivatives assets	161,003	—	161,003	(128,590)	(5,736)	(16,759)	9,918

Reverse repurchase agreements	79,927	—	79,927	(2,944)	(76,592)	—	391

Equity instruments (*) (see Note 9.a)	13	—	13	—	(14)	—	(1)

Total	240,943	—	240,943	(131,534)	(82,342)	(16,759)	10,308

(*)   As of December 31, 2019 and 2020, the financial instruments received as collateral in lending transactions amount to 14 million pesos and 137 million pesos, respectively, which are limited to the net equities lent under the aforementioned lending transactions.

The following financial liabilities are subject to offsetting, enforceable master netting arrangements and similar agreements:

As of December 31, 2020:

				Amount not offset in the consolidated balance sheet
		Gross amount of	Net amount of
		financial assets	financial liabilities
		offset in the	presented in the
	Gross amount of	consolidated balance	consolidated	Impact of Master	Financial instrument	Cash	Net
	financial liabilities	sheet	balance sheet	Netting Agreements	collateral	collateral	amount

Financial derivatives liabilities	305,189	—	305,189	(256,053)	(5,306)	(27,954)	15,876

Repurchase agreements	344,804	—	344,804	(10,800)	(337,130)	—	(3,126)

Short positions - Securities loans (see Note 10.b)	15,263	—	15,263	—	(15,734)	—	(471)

Total	665,256	—	665,256	(266,853)	(358,170)	(27,954)	12,279

As of December 31, 2019:

				Amount not offset in the consolidated balance sheet
		Gross amount of	Net amount of
		financial assets	financial liabilities
		offset in the	presented in the
	Gross amount of	consolidated balance	consolidated	Impact of Master	Financial instrument	Cash	Net
	financial liabilities	sheet	balance sheet	Netting Agreements	collateral	collateral	amount

Financial derivatives liabilities	152,004	—	152,004	(128,590)	(4,472)	(14,300)	4,642

Repurchase agreements	270,479	—	270,479	(2,944)	(191,422)	—	76,113

Short positions - Securities loans (see Note 10.b)	8,280	—	8,280	—	(8,809)	—	(529)

Short positions – Short sales	77,657	—	77,657	—	(77,824)	—	(167)

Total	508,420	—	508,420	(131,534)	(282,527)	(14,300)	80,059

g)   Impairment of financial assets

Definition

The Bank associates an impairment in the value to financial assets measured at amortized cost, financial assets at FVTOCI, lease receivables and loan commitments and guarantees granted that are not measured at fair value.

The impairment represents the best estimation of the financial assets expected credit losses at the consolidated balance sheet date.

The impairment for expected credit losses is recognized in the consolidated income statement for the period in which the impairment arises. In the event of occurrence, the recoveries of previously recognized impairment losses are recognized in the consolidated income statement for the period in which the impairment no longer exists or is reduced.

In the case of POCI financial assets, the Bank only recognizes the changes in the expected credit losses during the life of the financial asset since the initial recognition as a credit loss. In the case of financial assets at FVTOCI, the changes in the fair value due to expected credit losses are recognized in the consolidated income statement of the year where the change happened, reflecting the rest of the valuation in other comprehensive income.

The expected credit loss is estimated as the difference between the contractual cash flows to be recovered and the expected cash flows discounted using the original effective interest rate. In the case of POCI financial assets, this difference is discounted using the effective interest rate adjusted by credit rating.

Allowance for impairment losses

Since 2018, the Bank adopted IFRS 9 as issued by the IASB in July 2014, which resulted in changes in accounting policies for measurement of impairment of financial assets.

The Bank assesses on a forward-looking basis the expected credit losses associated with its financial assets carried at amortized cost and at FVTOCI. The impairment methodology applied depends on whether there has been a significant increase in credit risk.

The impairment estimation methodology segregates financial assets in three categories, based on the stage of each financial asset with regard to its level of credit risk:

·

Stage 1 (Normal risk): financial assets for which no significant increase in credit risk is identified since their initial recognition. In this case, the allowance for impairment losses reflects credit losses arising from expected defaults over the following twelve months from the reporting date.

·

Stage 2 (Normal risk under watchlist): if there has been a significant increase in credit risk since the date of initial recognition but the impairment event has not materialized, the financial asset is classified as Stage 2. In this case, the allowance for impairment losses reflects the expected losses from expected defaults over the life of the financial asset.

·

Stage 3 (Doubtful risk): a financial asset is classified in this stage when it shows effective signs of impairment as a result of one or more credit events that have already occurred resulting in a credit loss. In this case, the amount of the allowance for impairment losses reflects the expected losses for credit risk over the expected life of the financial asset.

For POCI financial assets, the allowance for impairment losses reflects a deep discount that considers the incurred expected credit risk losses of the financial asset.

Once the Bank has classified its financial assets according to the stage mentioned above, those financial assets are assessed for impairment individually or collectively in order to recognize the allowance for impairment losses arising from credit risk, as follows:

Individual assessment

Financial assets individually assessed for credit impairment are evaluated by the following methodologies:

a)

Calculating the present value of expected cash flows discounted at an appropriate discount rate of those individually significant financial assets considering the debtor’s financial situation and any guarantees and collateral in place. The Bank takes into account all available information (external or internal), including expert judgment and reasonable and supportable forecasts of future events, to estimate the present value of expected cash flows, and

b)

Calculating the expected recovery from available collateral and guarantees, minus the estimated dispositions costs. Subsequently, expected cash flows, discounted at an appropriate rate, are estimated using the expected values from the sale or foreclosure of collateral and guarantees.

The Bank takes into account all available information (external or internal), including expert judgment and reasonable and supportable forecasts of future events, to estimate the present value of expected cash flows.

The Bank has defined as an “individually significant financial asset” those financial assets with a total current risk exposure amounting more than 8 million pesos for wholesale and small and medium-sized enterprises (SME) loan portfolio. This threshold is reviewed annually to adapt it to the Bank’s business circumstances.

Collective assessment

Financial assets collectively assessed for credit impairment are evaluated by taking into consideration the historical impairment loss experience at the time of assessment adjusted to reflect current economic conditions and taking into account the characteristics of the counterparty, reasonable and supportable forecasts of futures events, the guarantees and collateral associated with the transaction.

In the estimation of the parameters used for the allowance for impairment losses and for provisions for off-balance sheet risk calculation such as Exposure at Default (EAD), Probability of Default (PD), Loss Given Default (LGD) and discount rate, the Bank leveraged on its experience developing internal models for calculating parameters for regulatory and management purposes. The Bank is aware of the differences between such internal models and IFRS 9 requirements for impairment purposes. As a result, it has focused on adapting to such requirements to the development of its IFRS 9 expected credit loss model.

The Bank performs retrospective and monitoring tests to evaluate the reasonableness of the collective estimate.

Grouping of financial assets for collective assessment

Financial assets assessed collectively are grouped together considering those that have similar credit risk characteristics indicative of the debtors’ ability to pay all principal and interest amounts in accordance with the contractual terms. The credit risk characteristics considered for the purpose of grouping the financial assets are, inter alia, instrument type, debtor’s industry, type of guarantee or collateral, age of past due amounts and any other relevant factor for the estimation of future cash flows.

In performing this grouping, there must be sufficient information for the group to be statistically credible. Where sufficient information is not available internally, the Bank has considered internal/external supplementary data to use for assessing purposes. The characteristics and any supplementary data used to determine groupings are outlined below:

a)   Middle-market corporate loans

·	Credit rating band.
·	Days past due.
·	Product type.
·	Vintage.
·	Maturity.
·	Guarantee or collateral.

b)   Mortgage loans

·	Credit score.
·	Time to maturity.
·	Days past due.
·	Vintage.
·	Loan to value ratio band.
·	Credit conversion from variable to fixed rate.

c)   Credit card loans

·	Credit score.
·	Days past due.
·	Vintage.
·	Available credit amount.
·	Credit limit.
·	Balance.

d)   Personal loans

·	Credit score.
·	Days past due.
·	Product type.
·	Vintage.
·	Top-up susceptible.

e)   Small and medium-sized enterprises loans

·	Credit score.
·	Days past due.
·	Balance.
·	Vintage.
·	Product type.
·	Available credit amount.
·	Credit limit.
·	Guarantee from development banks.

f)    Payroll loans

·	Credit score.
·	Days past due.
·	Granted amount.
·	Balance.
·	Percentage of granted amount.
·	Vintage.
·	Employer activity.

The appropriateness of grouping is monitored and reviewed on a periodic basis.

Significant increase in credit risk

The Bank considers a financial asset to have experienced a significant increase in credit risk (SICR), since initial recognition, assigning a classification into Stage 2, when one or more of the following quantitative, qualitative or backstop criteria have been met:

Quantitative criteria

For commercial loans to small and medium-sized enterprises, mortgage loans and installment loans to individuals (revolving consumer credit card loans and non-revolving consumer loans), the Bank has established a comparison between the “Lifetime PD” at the reporting date and the “Remaining Lifetime PD Originated” when the financial asset was initially recognized. The financial assets are classified by the “Remaining Lifetime PD Originated” in bands. If the financial asset exceeds the predefined threshold for its band, it is classified as Stage 2 with the corresponding “Lifetime PD” at the reporting date.

Each “Remaining Lifetime PD Originated” band classifies all the financial assets with similar characteristics of probability of default within a twelve-month period. In order to determine the applicable thresholds for each band, the Bank has analyzed the distribution of “Observed Default Frequency” within a twelve-month period in order to determine the threshold for each band where the defaults observed are concentrated.

“Observed Default Frequency” is defined as the rate in which loans that were not impaired become credit-impaired in a lifetime period.

The different bands of thresholds for each type of financial asset are shown below.

Commercial loans to large enterprises

“Lifetime PD” band at	Increase in “Lifetime PD” at reporting date which
initial recognition (%)	is considered significant (basis points)

<= 0.01178	6
0.01178 - 0.01349	16
0.01349 - 0.05377	25
> 0.05377	35

Commercial loans to real state

“Lifetime PD” band at	Increase in “Lifetime PD” at reporting date which
initial recognition (%)	is considered significant (basis points)

<= 0.00683	4
0.00683 - 0.00944	16
> 0.00944	27

Commercial loans to small and medium-sized enterprises (SMEs)

“Lifetime PD” band at	Increase in “Lifetime PD” at reporting date which
initial recognition (%)	is considered significant (basis points)

<= 0.01660	8
0.01660 - 0.02135	13
0.02135 - 0.03718	15
0.03718 - 0.06932	16
0.06932 - 0.11089	21
0.11089 - 0.14153	24
0.14153 - 0.16235	28
0.16235 - 0.25103	29
> 0.25103	31

Mortgage loans

“Lifetime PD” band at	Increase in “Lifetime PD” at reporting date which
initial recognition (%)	is considered significant (basis points)

<= 0.04077	11
0.04077 - 0.05573	14
0.05573 - 0.06676	18
0.06676 - 0.12477	20
0.12477 - 0.15225	22
> 0.15225	24

Revolving consumer credit card loans

“Lifetime PD” band at	Increase in “Lifetime PD” at reporting date which
initial recognition (%)	is considered significant (basis points)

<= 0.00953	10
0.00953 - 0.01147	11
0.01147 - 0.02353	16
0.02353 - 0.02900	23
0.02900 - 0.04120	26
0.04120 - 0.05442	30
0.05442 – 0.06950	34
> 0.06950	38

Non-revolving consumer loans (payroll loans)

“Lifetime PD” band at	Increase in “Lifetime PD” at reporting date which
initial recognition (%)	is considered significant (basis points)

<= 0.10109	15
0.10109 - 0.13383	22
0.13383 - 0.15909	24
0.15909 - 0.19360	25
0.19360 - 0.21380	27
0.21380 - 0.24165	29
0.24165 - 0.26122	31
> 0.26122	32

Non-revolving consumer loans (personal loans)

“Lifetime PD” band at	Increase in “Lifetime PD” at reporting date which
initial recognition (%)	is considered significant (basis points)

<= 0.14306	16
0.14306 - 0.19274	20
0.19274 - 0.24346	24
0.24346 - 0.25868	28
0.25868 - 0.28734	31
0.28734 - 0.33463	33
> 0.33463	36

The “Lifetime PD” movements on financial assets which do not subsequently become more than thirty days past due have also been assessed to identify the “natural” movement in “Lifetime PD” which is not considered indicative of a significant increase in credit risk.

For Santander Corporate and Investment Banking customers, debt instruments at amortized cost and debt instruments at FVTOCI, the assessment is performed by comparing the current credit rating with the initial credit rating for each financial asset.

Qualitative criteria

For commercial loans to small and medium-sized enterprises, mortgage loans and installment loans to individuals (revolving consumer credit card loans and non-revolving consumer loans), if the borrower meets one or more of the following criteria:

·	In short-term forbearance.
·	Extension to the terms granted.

For Santander Corporate and Investment Banking customers, debt instruments at amortized cost and debt instruments at FVTOCI, if the borrower requires closer monitoring and a review of its credit rating and/or the financial asset meets one or more of the following criteria:

·	Significant debt instrument price variation.
·	Significant adverse changes in business, financial and/or economic conditions in which the borrower operates.
·	Actual or expected forbearance or restructuring.
·	Actual or expected significant adverse change in operating results of the borrower.
·	Significant change in collateral value, which is expected to increase risk of default.
·	Early signs of cash flow/ liquidity problems.

The assessment of significant increase in credit risk incorporates forward-looking information and is performed on a monthly basis at a portfolio level for all retail financial assets held by the Bank. For non-retail financial assets, where a “watchlist” is used to monitor credit risk, this assessment is performed at counterparty level on a periodic basis. The criteria used to identify the significant increase in credit risk are monitored and reviewed periodically for appropriateness by the Bank.

The Bank does not consider the low credit risk as an indicator that a financial asset has not increased significantly in risk since initial recognition.

Backstop criteria

A backstop is applied and the financial asset is considered to have experienced a significant increase in credit risk if the borrower is more than thirty days past due on its contractual payments.

Definition of default and credit-impaired financial assets

The Bank defines a financial asset as in default, when the financial asset is considered as credit-impaired or non-performing. Credit-impaired loans or non-performing loans include customers, which are in financial difficulties and have been renegotiated.

Credit-impaired financial assets are classified as Stage 3 category according to IFRS 9.

The Bank applies the following criteria to classify financial assets as credit-impaired loans:

·	Commercial, financial and industrial loans.

Loans with a single payment of principal and interest (non-amortizing loans), generally commercial loans for a short period, are considered impaired after ninety days of the maturity date.

Loans with a single payment of principal at maturity and with periodic interest payments (interest-only loans) are considered impaired after ninety days interest or principal become due.

Loans whose principal and interest payments have been agreed in periodic installments (amortizing loans) are considered impaired after ninety days an installment becomes due.

·	Mortgage loans.

Mortgage loans are considered credit-impaired when a payment is past due more than ninety days.

·	Installment loans to individuals.

Revolving consumer credit cards loans are considered credit-impaired when payment is not received after ninety days it becomes due.

Non-revolving consumer loans whose principal and interest payments have been agreed in periodic installments are considered impaired after ninety days an installment becomes due.

·	If the borrower is declared bankrupt in accordance with the Mexican Commercial Bankruptcy Law.

The Bank considers also as credit-impaired or non-performing financial assets (loans), the sum of all transactions of a customer when the loan balances of the same customer categorized, as credit-impaired (Stage 3) are equivalent to more than 20% of the total outstanding amounts of that customer or when the recently twelve-month written-off balance of a customer represents more than 5% of such customer’s outstanding balance.

These instruments may be reclassified to other categories if, because of the collection of part of the past due balances, the reasons for their classification in Stage 3 do not remain and the customer does not have balances more than ninety days past due in other loans.

Financial assets (loans) which are not credit-impaired due to default but for which there are reasonable doubts about their full repayment (principal and interest) according to its contractual terms are considered credit-impaired. This analysis includes, among others: customers in situations involving deterioration in their creditworthiness, such as negative net equity, continued losses, significant decrease in revenue or in the customer’s recurring cash flows, general delay in payments, inadequate economic or financial structure, insufficient cash flows to settle debt or inability to obtain additional financing, the existence of an internal or external rating showing that the customer is in default and the existence of overdue customer commitments with a significant amount to public institutions or employees.

These financial instruments may be reclassified to other categories if, as a result of an individualized study, reasonable doubts do not remain about the total repayment under the contractually agreed terms and the customer does not have balances with more than ninety days past due.

Credit-impaired loans, which are renegotiated, will remain classified as Stage 3 category until there exists evidence of sustained payment. Sustained payment is considered as the payment by the borrower without payment delay for the total amount due and payable in terms of principal and interest during certain period.

A financial asset (loans) is considered to be no longer in default (i.e., to have been cured) when all the contractual payments have been settled, except for those cases in which the borrower is in long-term forbearance and the financial asset does not fulfill the criteria to be considered as credit-impaired. For these particular cases, a twelve-month probation period is necessary in order to be considered as not in default.

In the case of forbearances, instruments classified as Stage 2 (normal risk under watchlist) may be generally reclassified to Stage 1 (normal risk) in the following circumstances: i) at least two years have elapsed from the date of reclassification to that category or from its forbearance date, ii) the customer has paid the accrued principal and interest balance, and iii) the customer has no other instruments with more than thirty days past due balances.

In the case of forbearances, instruments classified as Stage 3 (doubtful risk) may be reclassified to Stage 2 (normal risk under watchlist) when the following circumstances are present: i) a minimum period of one year has elapsed from the forbearance date, ii) the customer has paid the accrued principal and interest amounts, and iii) the customer has no other loan balance with more than ninety days past due.

Debt instruments are considered credit-impaired when a payment is past due more than ninety days.

Measuring expected credit losses

Measurement of expected credit losses (ECL) requires the use of complex models and significant assumptions about future economic conditions and credit behavior (i.e., the likelihood of customers defaulting and the resulting credit losses) and requires significant judgments that must be supported by past, present and future information, such as:

·	Determining criteria for significant increase in credit risk.
·	Choosing appropriate models and assumptions for the measurement of expected credit losses.
·	Making assumptions and estimates to incorporate relevant information about past events, current conditions and forecasts of macroeconomic conditions.
·	Determining the lifetime and point of initial recognition of revolving consumer credit card loans.
·	Establishing the number and relative weightings of forward-looking scenarios.
·	Establishing groups of similar financial assets for measuring expected credit losses.

The methodology for the quantification of expected credit losses is based on an unbiased and weighted consideration of the occurrence of up to three possible future scenarios that could impact the collection of contractual cash flows, taking into account the time-value of money, all available information relevant to past events and current conditions and projections of certain portfolio factors and macroeconomic factors, such as GDP, Consumer Price Index (CPI), or unemployment rates, deemed relevant to the measurement of expected credit losses.

Expected credit losses are recognized for financial assets measured at amortized cost, financial assets measured at FVTOCI, financial guarantees and loan commitments. Expected credit losses are also recognized on the undrawn portion of revolving credit lines, which include credit card limits.

The expected credit losses are measured on either a twelve-month or “Lifetime” basis depending on whether a significant increase in credit risk has occurred since initial recognition or whether a financial asset is considered to be credit-impaired.

Expected credit losses are the discounted product of the PD, EAD and LGD, defined as follows:

·

The PD is the estimated probability that the counterparty will default on its principal and/or interest payment obligations. The PD has been defined as the probability that an operation accumulates more than ninety days past due or is deemed to be in default as per the criteria mentioned above, either over the next twelve months or over the remaining lifetime (Lifetime PD) of the obligation.

·	EAD is the amount of estimated risk exposure incurred at the time of the counterparty’s analysis.
·

LGD is the estimated loss arising in an event of default. It depends mainly on the guarantees and collateral associated with the transaction. LGD is expressed as a percentage loss per unit of exposure at the time of default (EAD). LGD is calculated on a twelve-month or “Lifetime” basis, where twelve-month LGD is the percentage of loss expected to be incurred if the default occurs in the next twelve months and “Lifetime” LGD is the percentage of loss expected to be incurred if the default occurs over the remaining expected lifetime of the loan.

The expected credit losses are determined by projecting the PD, LGD and EAD for each future year and for each loan. These three components are multiplied together and adjusted for the likelihood of survival (i.e., the exposure has not prepaid or defaulted in an earlier month). This effectively calculates the expected credit losses for each future year, which is then discounted back to the reporting date and added. The discount rate used in the expected credit losses calculation is the original effective interest rate of the exposure or an approximation thereof.

The “Lifetime PD” is developed by applying a maturity profile to the current twelve-month PD. The maturity profile looks at how defaults develop on a financial assets portfolio from the point of initial recognition throughout the lifetime of the financial assets. The maturity profile is based on historical observed data and is assumed to be the same across all financial assets within a portfolio. This is supported by historical analysis.

The twelve-month EAD and “Lifetime” EAD are determined based on the expected payment profile, which varies by financial asset type.

·

For amortizing products and bullet repayment loans, this is based on the contractual repayments owed by the borrower over a twelve-month or “Lifetime” basis. “Lifetime” EAD will also be adjusted for any expected overpayments made by a borrower. Early repayment/refinance assumptions are also incorporated into the “Lifetime” EAD calculation.

·

For revolving consumer loans, the EAD is predicted by taking current drawn balance and adding a “Credit Conversion Factor” (CCF) which allows for the expected drawdown of the remaining limit by the time of default. These assumptions vary by loan type and current limit utilization band, based on analysis of the Bank´s recent historical default data.

The twelve-month LGD and “Lifetime” LGD are determined based on the factors which impact the recoveries made post default. These vary by financial asset type.

·

For secured financial assets, this is primarily based on collateral type and projected collateral values, historical discounts to market/book values due to forced sales, time to repossession and recovery costs observed.

·

For unsecured financial assets, LGD is typically set by financial asset due to the limited differentiation in recoveries archived across different borrowers. The LGD is influenced by collection strategies, including contracted debt sales and price.

Forward-looking economic information is also included in determining the twelve-month PD, “Lifetime PD” and LGD. These assumptions vary by financial asset type.

The assumptions underlying the expected credit losses calculation – such as how the maturity profile of the PD and how collateral values change – are monitored and reviewed on a monthly basis.

The Bank performs a periodic assessment to evaluate if the assumptions and methodology need to be updated.

The assessments performed during the year ended December 31, 2020 have not identified significant changes in facts and circumstances that would require updates on estimation techniques, significant assumptions or methodologies currently employed in the expected credit losses calculation.

Expected credit loss measurement considerations related to COVID-19 pandemic

Expected credit losses measurement according to IFRS 9 is challenging given its determination incorporates the estimation of credit events, and their consequential cash shortfalls, based on a probability-weighted approach. In times of heightened uncertainty, stressed economic conditions and government assistance, these estimations become more difficult. The assessment of the impact of the COVID-19 pandemic on expected credit losses requires significant judgment, especially as it is not directly comparable with any recent similar events and the impact depends on government measures as much as the spread of the virus.

Expected credit losses are a discounted probability-weighted measurement of expected cash shortfalls either based on credit events arising in the twelve months from the reporting date or based on credit events arising over the lifetime of the financial asset. Lifetime expected credit losses are recognized when there is a significant increase in credit risk on a financial asset.

IFRS 9 requires the application of judgment and requires and allows entities to adjust their approach to determining expected credit losses in different circumstances. The IASB noted that a number of assumptions and linkages underlying the way expected credit losses have been determined no longer hold in 2020 due to the COVID-19 pandemic environment. For example, the relationship between GDP and other macroeconomic variables, such as unemployment and interest rates, and sector-specific variables, such as oil prices, is very likely to be different from what has been experienced in the past and is currently used in economic forecasting models.

The IASB has indicated that entities should not continue to apply their existing ECL methodology mechanically. For example, the granting of payment holidays such as the ones contained in the Support Program should not automatically result in all those loans being considered to have suffered a significant increase in credit risk.

Additionally, regulators have stressed the need to differentiate a temporary liquidity need from a significant increase in credit risk and highlighted that there may be very limited information available to make this determination at an individual customer level. This means that banks should distinguish between obligors whose long-term credit risk is unlikely to be significantly affected by the COVID- 19 pandemic from those who may be more permanently impacted.

Measurement of expected credit losses and assessment of a significant increase in credit risk are based on reasonable and supportable information that is available without undue cost or effort. Hence, the Bank developed its estimates based on the best available information about past events, current conditions and forecasts of economic conditions and applied certain key IFRS 9 accounting considerations related to the measurement of expected credit losses with the purpose of capture the effects of COVID-19 pandemic.

The current environment is subject to rapid change, so the Bank continuously monitors updated facts and circumstances as new information becomes available.

The Support Program and the COVID-19 pandemic originated several challenges for the Bank’s Management in the measurement of expected credit losses, mainly:

a)

The impact of payment moratoria on the calculation of allowance for loan losses, which has as one of its key inputs, the customers’ arrears as they are a statistically proven indicator of their probability of default. Given the probability of non-payment or default is higher when a customer is late in its payments, the application of the Support Program makes null the relevance of such key input;

b)	Update the PD in the IFRS 9 expected credit loss model towards a Point-in-Time PD for several relevant loan portfolio; and

c)	Criteria regarding the classification (staging) of the customers, especially relating to a possible significant increase of credit risk.

With the aim of avoid translating undesired volatility to the measurement of expected credit losses, the Bank maintained in the IFRS 9 expected credit loss model the macroeconomic conditions prior to the COVID-19 pandemic.

Due to the effects of COVID-19 pandemic could not be reflected in the IFRS 9 expected credit loss model, post-model adjustments or overlays were considered.

According to the Bank's internal governance, the considerations regarding the measurement of expected credit losses related to COVID-19 pandemic were submitted to the analysis and approval of the executive risk committee, a body empowered by the Board of Directors to carry out Bank’s risk management, including the measurement and recognition of expected credit losses.

Support Program

In measuring the expected credit losses of loans in the Support Program, the Bank classified, as a first step, the customers in different risk levels according to their COVID-19 pre-pandemic score (March 2020). Additionally, some measurement drivers were incorporated such as their outstanding amount, levels of deposits, variation in payroll dispersals and economic sector in order to determine adjusted risk levels.

For risk management purposes due to COVID-19 environment, the Bank divided the customers into clusters taking into account their risk level and its credit exposure to the Bank. This classification considered mitigating mechanisms such as guarantees, loan-to-value ratio and unemployment insurance, among others. This phase consisted of identifying the loans by clusters with the objective of structuring a ‘loan portfolio management map’ where the kinds of actions to be followed in each cluster were clearly identified, according to the customer’s risk level. This helped the Bank to define specific actions for each customer in order to carry out an ‘advanced risk management strategy’ to be executed in each cluster (contact with customers, restructuring plans or specific recovery actions).

Forward-looking information

IFRS 9 is purposefully designed to be forward-looking, reflecting expectations of future credit events (and resulting cash shortfalls) assessed at the reporting date. Although current circumstances are difficult and create high levels of uncertainty, the expected credit losses estimated by the Bank as of December 31, 2020 are based on all reasonable and supportable information including that, which is forward-looking.

The Bank updated the following forward-looking information in the measurement of the expected credit losses due to COVID-19 pandemic situation:

·	Macroeconomic forecasts including GDP, industry-sector growth rates, unemployment (national and regional), inflation, interest rates and property price indexation.
·

Customers’ probability of non-payment in response to macroeconomic factors that specifically relate to the customer, noting that customers may prioritize payments of some debt obligations over others and therefore the credit risk of amounts owed to different creditors by the same customer can vary.

·	Customers’ behavior in respect of timing of prepayment or extension options, or use of undrawn facilities that affect Bank’s exposure.
·	Valuation of collateral and timing of foreclosure.

This forward-looking information affects directly the PD, EAD and LGD that are key inputs in IFRS 9 expected credit loss model.

Default

In applying IFRS 9, the Bank defined a number of key terms and made a number of important application decisions when measuring expected credit losses. One such item is the definition of default. The definition of default directly influences the staging of exposures given that staging is based on the probability of default happening.

IFRS 9 requires that default definition is applied consistently to all financial instruments unless information becomes available that demonstrates that another default definition is more appropriate for a particular financial instrument to ensure that they reflect current economic conditions of what a default is.

The Bank’s definition of default is aligned, to the extent acceptable, to prudential regulatory definitions of default. Some prudential regulators have issued updated guidance on prudential default definitions in response to COVID-19 pandemic. The Bank assessed whether these are appropriate for the purposes of expected credit loss measurement according to IFRS 9.

IFRS 9 states that there is a rebuttable presumption that default does not occur later than when a financial asset is ninety days past due unless there is reasonable and supportable information to demonstrate that a more lagging default criterion is more appropriate. Conversely, where payment holidays are introduced, during which borrowers are permitted to defer certain payments, such amounts may no longer be past due, for instance loans in the Support Program.

Staging

The Bank’s staging analysis (and subsequent measurement of expected credit losses for loans in each stage) was affected by the expectations of the duration and severity of the downturn caused by COVID-19 pandemic and the resulting recovery profile.

Staging requires an assessment and identification of a significant increase in credit risk and involves a number of quantitative and qualitative indicators. The impact of COVID-19 pandemic has a significant influence on the relevance of many of these indicators.

In staging analysis, the Bank does not apply mechanically the identification of a significant increase in credit risk. Assessment of a significant increase in credit risk is based on reasonable and supportable information that is available without undue cost or effort.

The Bank applied a medium-long term approach when assessing the customer’s credit quality and considers if the customer is experiencing temporary financial difficulties in order to determine the correspondent classification (staging). Repayment capacity of the customer in the medium-term is also evaluated.

The Bank considered that:

·	Those customers that took advantage of the Support Program were not classified immediately into Stage 2 or Stage 3.
·	Financial temporary difficulties derived from COVID-19 pandemic did not automatically result in the transfer from Stage 1 to Stage 2 or from Stage 1 to Stage 3.
·	Contractual modifications did not result automatically in the classification into forbearance or Stage 2.
·	Customers (revolving and non-revolving) granted with an extension (restructuring) after the payment moratoria (Support Program) were classified in Stage 2.
·

Certain customers (commercial and Santander Corporate and Investment Banking) granted with an extension after the payment moratoria (Support Program) were classified in Stage 2. This classification was assessed on a case-by-case basis.

·	Customers that were classified as Stage 3 prior to COVID-19 pandemic did not comply with the requirements established for the application of the Support Program.
·	At the beginning of COVID-19 pandemic, customers that were part of the Support Program were not automatically considered as “Normal risk under watchlist” (Stage 2).
·

In the case that customers experienced financial difficulties from different reasons to COVID-19 pandemic, or if the customer is unlikely to restore its credit worthiness after the COVID-19 pandemic, these circumstances were considered for the appropriate classification (staging) of the customer.

The Bank’s credit systems automatically considered that a payment holiday is evidence of a significant increase in credit risk. Such systems needed to be amended to reflect that in the COVID-19 pandemic environment not all payment holidays were necessarily indicative of a significant increase in credit risk.

Scores

The effects of COVID-19 pandemic and the Support Program went beyond changes in credit conditions and impacted behavioral scores as the customer transactional pattern was modified due to the closure of most productive activities. Since IFRS 9 expected credit loss model considers these scores to determine the PD, which is a key input in the measurement of expected credit losses, the PD could be artificially worsened or improved and even the classification of customers in Stage 2 due to the use of PD thresholds in determining a significant increase in credit risk. Therefore, the Bank monitored the variables that compose the scores and depending on the available information, decided to keep scores’ information prior to the COVID-19 pandemic (March 2020), isolating the effects generated by the payment moratoria.

In August 2020, as the non-enforceability period of the Support Program ended, an ‘unfreezing’ or ‘defrosting’ strategy was defined in which the affected variables were identified in terms of the duration that said impact would remain in scores’ information after the end of the Support Program, as diverse variables use several months of data.

Rating

COVID-19 pandemic caused an unexpected crisis that is considered temporary.

Due to the COVID-19 pandemic environment, the Bank analyzed whether adjustments or improvements should be made in ratings to reflect adequately the level of credit risk, but with a medium-term approach.

The Bank monitors the behavior of ratings and in case of atypical movements; measures are taken to avoid an excessive impact on the expected credit losses.

Long-Run Scenario

IFRS 9 requires that measurement of expected credit losses must be based on reasonable and supportable information that is available without undue cost or effort.

The Bank did not incorporate macroeconomic scenarios in a mechanistic manner into the IFRS 9 expected credit loss model considering COVID-19 economic environment, since the figures obtained from the IFRS 9 model could result contrary to its economic sense.

Based on the economic conditions caused by COVID-19 pandemic, the Bank applied a long-run macroeconomic scenario in the context of a long-term stable outlook where the structural deterioration emerged in order to quantify the overlay related to the macroeconomic worsening (macroeconomic overlay).

As macroeconomic forecasts stabilize, the Bank will determine whether, at what time and under what conditions, should the macroeconomic perspectives be incorporated into IFRS 9 expected credit loss model.

Expert judgment

As stated by the several regulators and supervisors, the application of IFRS 9 requires the use of judgment in the assessment and measurement process of expected credit losses.

Based on the uncertainty surrounding the COVID-19 pandemic and its unique characteristics, as well as its expected temporary nature, the Bank considered the inclusion of qualitative factors based on expert judgment and always applied after following the appropriate governance, to attenuate undesired negative effects arising from potential deficiencies in models and IT systems, among others, that could preclude the Bank from correctly reflecting the effects of the COVID-19 pandemic in the IFRS 9 expected credit loss model.

Risk monitoring

Rigorous risk monitoring remains even more crucial under the COVID-19 pandemic circumstances. Although most regulators and supervisors allow some degree of flexibility concerning credit quality classification and forbearance, they also require absolute rigorousness when analyzing the situation. Several regulators and supervisors have also stated that it is necessary to continue monitoring the credit quality/creditworthiness of customers in order to classify them correctly always with a medium-long term vision, based on the contractual schedules and using information that can be classified as reliable and supportable.

Such monitoring is more complex in the COVID-19 economic environment, where installments from loans subject to the Support Program were deferred from their original due date. To overcome this, and additionally to applying all the related customer monitoring Bank’s policies, all available information had to be used, including but not restricted to:

·	Interest repayment in case of payment holidays applying only to the principal of a loan.
·	Other loans from the same customer with the Bank.
·	Loans in other entities (information to be received through credit bureaus).
·	Financial information of the customer: average current account balance, availability/use of limits, etc.
·	Behavioral variables (the input of behavioral scoring models).
·	Information gathered from the customers through surveys, phone calls, forms, etc. It can include the customer participation in the Support Program.

As indicated previously, payment moratoria did not automatically mean a significant increase in credit risk or credit impairment; nor should the assumption be that all the loans involved remained in Stage 1 without further consideration to other potential impairment signs. As such, the Bank’s continuous customer and loan portfolio monitoring can lead to transfer to Stage 2:

a)	Customers who, according to the abovementioned indicators, have suffered a significant increase in credit risk beyond the reasonable effectively period of the relief measures.
b)

A collective assessment was performed in order to determine which percentage of the portfolio should be transferred to Stage 2. The Bank ensured that the drivers considered under the collective assessment do not overlap with those already taken into account by macroeconomic factors or under the individual basis.

The Bank passes through appropriate governance the criteria used to perform both the individual and collective assessment for staging under IFRS 9 of customers and loan portfolio under COVID-19 pandemic circumstances.

Impact on models

Looking towards 2021, the identification of all the customers for which the Support Program was applied will enable the Bank to isolate from current risk models all exceptional effects of COVID-19 pandemic. The target of the Bank is that the databases, time series and other information used in the development, validation and recalibration of existing and new risk models is not involuntarily affected by the extraordinary circumstances of COVID-19 pandemic that are also estimated to be temporary. This includes rating and scoring models as they could also be affected by what is refer to as anomalous historic data.

These data, for risk management purposes, is also very useful to anticipate future similar crisis or in order to conduct scenario analysis, resilience tests, etc. by the Bank. It is therefore critical to appropriately identify, classify and store all indicators and information available concerning loans and customers that go through exceptional mitigating measures, their performance and credit quality profile, among others.

Post-model adjustments - overlays

Estimating the expected credit losses under IFRS 9 often use a three-step process: 1) develop judgments about the future; 2) apply those judgments to statistical models developed based on historical relationships; and 3) use relevant data to feed into the model. This often involves more statistical modelling and data than most other accounting estimates, and it might be very difficult in the current environment.

IASB acknowledges that it is likely to be difficult at this time to incorporate the specific effects of the COVID-19 pandemic and government support measures on a reasonable and supportable basis. When it is not possible to reflect such information in models, the IASB expects post-model adjustments or overlays to be considered.

Post-model adjustment or overlay is a term that can be used to describe a spectrum of adjustments that are made outside the IFRS 9 expected credit loss model. In some cases, the term can refer to straightforward adjustments in order to correct known model errors or data deficiencies. In others, the overlay is far more subjective and judgmental. For example, it sometimes refers to the application of expert credit judgment to address gaps in models, data or both (for example, as new risks or uncertainties arise). It can also refer to adjustments made to capture risks and uncertainties, which are not captured by the model because the model were not designed to address them, such as COVID-19 pandemic.

Extreme economic conditions – coupled with uncertainty around the duration of the COVID-19 pandemic, potential for relapses, effects of government support or lack of it, and what recovery will ultimately look like (“V shaped” or “U shaped”) – mean that forward-looking judgments are highly uncertain and challenging to make. At the same time, historical relationships between key variables might no longer hold, and comparable economic conditions might not have existed in the past. Lockdown and social distancing effects and timeframes need to be expressed in terms of impact on macroeconomic drivers and, ultimately, on default rates. Therefore, it is not possible to adapt the IFRS 9 expected credit loss model in the short-term to capture all of these factors and uncertainties and the use of significant post-model adjustments or overlays is needed when estimating expected credit losses in order to take account of the risks and uncertainties that cannot be adequately reflected in the existing expected credit loss models.

In estimating post-model adjustments or overlays, the Bank considered historical experience. However, it is clear that the widespread nature and severity of the consequences of the COVID-19 pandemic is not directly comparable with any recent similar events. The Bank plotted several possible scenarios of what might happen over the coming months and assign weightings to them, to ensure that any post-model adjustment or overlay reflects the inherent uncertainty and non-linearity of potential outcomes.

From the beginning of COVID-19 pandemic, increasing uncertainty began to appear in the macroeconomic environment without having clear view of its impact or duration. These conditions began to be reflected in the macroeconomic scenarios corresponding to the second quarter of 2020, where variables such as GDP or the exchange rate presented levels that had never been reached in other crises.

The Bank decided as of December 31, 2020 to recognize a “macroeconomic overlay”, which was calculated with a long-run vision in order to avoid short-term volatility, which was determined from a softening of the macroeconomic scenario that the Bank uses in its annual planning exercise with a three-year horizon.

This “macroeconomic overlay” was calculated under a bottom-up approach, aligned with the ‘business as usual’ (BAU) process of forward-looking calculation, where the sensitivity resulting from the expected credit losses, at a credit level, is distributed for each of the loan portfolio.

One of the first effects derived from the application of the Support Program was the artificial decrease in the arrears of the loan portfolio. With the purpose of addressing this situation; the Bank recognized a “normalization overlay”, which was based on the historical roll-rates of each loan portfolio in order to calculate the expected credit losses in case that the customers, which took advantage of the Support Program, resulted credit-impaired. Due to the fact that the validity of the Support Program ended in September 2020, the “normalization overlay” is no longer recognized as of December 31, 2020.

Additionally, in June 2020 and before the term of the Support Program expired, the Bank recognized an “impairment overlay” by collective assessment, in order to anticipate the customers’ credit impairment, which after an objective analysis, could require to be restructured after the end of the Support Program.

The Bank carried out the identification of these customers with information available in the banking system and based on a survey performed with customers that took advantage of the Support Program, assuming that these customers will present financial difficulties and therefore would be classified in Stage 2.

During December 2020, considering that the Support Program has already finalized and the loan portfolio are already converging to their natural behaviour, the Bank assessed if the “impairment overlay” should continue to be fully recognized in the consolidated financial statements at the end of the reporting period. In this regard, the Bank decided to recognize as of December 31, 2020 an “impairment overlay” related only to the loans for which an extension of the Support Program (second payment moratoria) was granted.

These post-model adjustments or overlays recognized as of December 31, 2020 are well controlled, authorized and documented.

Details of post-model adjustments – overlays is presented in Note 11.d.

Expected life of the financial assets

For the purpose of estimating the expected life of the financial assets, all the contractual terms have been taken into account (i.e., prepayments, duration, purchase options, etc.), being the contractual period (including extension options) the maximum period considered to measure the expected credit losses. In the case of financial assets with an uncertain maturity period and a component of undrawn commitment (i.e., credit cards), the expected life is estimated through quantitative analyses to determine the period during which the entity is exposed to credit risk, also considering the effectiveness of management procedures that mitigate such exposure (e.g. the ability to unilaterally cancel such financial asset, etc.).

Effective guarantees

The following constitute effective guarantees:

a)Mortgage guarantees on housing as long as they are first duly constituted and registered in favor of the Bank. The properties include:

i.   Buildings and building elements, distinguishing among:

·	Houses;
·	Offices, stores and multi-purpose premises;
·	Rest of buildings such as non-multi-purpose premises and hotels.

ii.  Urban and developable ordered land.

iii.  Rest of properties that classify as: buildings and building elements under construction, such as property development in progress and halted development, and the rest of land types, such as rustic lands.

b)Collateral guarantees on financial instruments in the form of cash deposits and debt securities issued by creditworthy issuers.

c)Other types of real guarantees, including properties received in guarantee and second and subsequent mortgages on properties, as long as the entity demonstrates its effectiveness. When assessing the effectiveness of the second and subsequent mortgages on properties the entity will implement particularly restrictive criteria. It will take into account, among others, whether the previous charges are in favor of the entity itself or not and the relationship between the risk guaranteed by them and the property value.

d)Personal guarantees, as well as the incorporation of new owners, covering the entire amount of the financial instruments and implying direct and joint liability to the entity of persons or other entities whose solvency is sufficiently proven to ensure the repayment of the loan on the agreed terms.

Forward-looking information incorporated in the expected credit losses models

The Bank already uses forward-looking information in internal administration and regulatory processes and has leveraged its experience in the management of such information, maintaining consistency with the information used in the other processes. The assessment of significant increase in credit risk and the calculation of expected credit losses both incorporate forward-looking information.

The Bank has performed historical analysis and identified the key macroeconomic and portfolio factors affecting credit risk and expected credit losses for each financial assets portfolio.

The following represent the most significant macroeconomic factors that could substantially change the estimated expected credit losses:

·	GDP growth rates, given their significant effect on borrowers’ performance.
·	Loans – Mortgage, given that change in the real estate market have broader economic implications and vice versa.
·	Unemployment rates, given its significant effect on customers’ ability to meet contractual obligations.
·	CPI, given its overall relevance for entities’ performance, customers’ purchasing power and economic stability.
·	Peso/USD exchange rate, given its substantial influence on operations and profitability.
·	Loans – Consumer, given its relation to personal income and saving as a source of consumer purchasing power.
·	Deposits – Total, given its impact on how much of a bank’s core funds can be used for lending.
·	Stock markets, given its considered critical to economic development as it gives companies the ability to quickly access capital from the public.

The associated impact of these macroeconomic factors and certain portfolio factors on the PD and LGD vary by type of financial asset. Expert judgment has also been applied in this process. Forecasts of these factors (“base economic scenario”) are provided by the Bank´s Research and Public Policy area on a periodic basis and offer the best estimate view of the economy over the next three years. After three years, to project these factors out for the full remaining lifetime of each financial asset, a mean reversion approach has been used. With this approach, the projected factors in the long-term will have statistical patterns such as average rate (i.e., for unemployment) or a growth rate (i.e., GDP) over a period of two to five years.

The impact of these factors on the PD, EAD and LGD has been determined by performing statistical regression analysis to understand the impact changes in these factors have had historically on default rates and on the components of LGD and EAD.

In addition to the base economic scenario, the Bank´s Research and Public Policy area also provide other possible scenarios along with scenario weightings. The number of other scenarios used is set based on the analysis of each major financial asset type to ensure nonlinearities are considered. The number of scenarios and their attributes are reassessed on a quarterly basis. For all financial assets portfolios, the Bank concluded that three scenarios appropriately consider nonlinearities. The scenario weightings are determined by a combination of statistical analysis and expert judgment, taking into account the range of possible outcomes each chosen scenarios is representative. These weightings are presented for approval by the executive risk committee.

The assessment of significant increase in credit risk is performed using the “Lifetime PD” under each of the base and the other two scenarios (“upside” and “downside”) multiplied by the associated scenario weighting, along with qualitative and backstop indicators. This determines whether the financial asset is in Stage 1, Stage 2 or Stage 3 and hence whether twelve-month ECL or “Lifetime” ECL should be recognized. Following this assessment, either the Bank measures ECL as a probability weighted twelve-month ECL (Stage 1) or a probability weighted “Lifetime” ECL (Stage 2 and Stage 3). These probability-weighted ECL are determined by running each scenario (“base”, “upside” and “downside”), through the relevant ECL model and multiplying it by the appropriate scenario weighting (as opposed to weighting the inputs).

As with any forecast, the projection and likelihoods of occurrence are subject to a high degree of inherent uncertainty and therefore the actual outcomes may be significantly different to those projected. Moreover, applying expert judgment in measuring expected credit losses requires the use of assumptions, which are highly subjective and very sensitive to macroeconomic changes and credit conditions. The Bank considers these forecasts to represent its best estimate of the possible outcomes and has analyzed the nonlinearities and asymmetries within the Bank´s different financial assets portfolios to establish that the chosen scenarios are appropriately representative of the range of possible scenarios.

The factors used for the ECL estimate as of December 31, 2020 are set out below. The “base”, “upside” and “downside” scenarios were used for all financial assets portfolios, except for global corporates for which the Bank applies the same global macroeconomic scenarios as Banco Santander (Spain). Risk parameters, including a forward-looking add-ons for this portfolio, are provided by Banco Santander (Spain).

		December 31, 2020:
Factor	Scenario	December 2020	December 2021	December 2022	December 2023
	Base	0.73%	1.45%	1.70%	1.70%
GDP (% year over year)	Upside	1.92%	2.35%	2.80%	3.10%
	Downside	(7.10)%	0.00%	0.80%	1.20%
	Base	3.60%	3.50%	3.50%	3.50%
CPI (% year over year)	Upside	3.38%	3.20%	2.90%	2.92%
	Downside	8.40%	8.78%	7.60%	6.30%
	Base	3.74%	4.02%	4.27%	4.42%
Unemployment rates (% active population)	Upside	3.40%	3.51%	3.67%	3.66%
	Downside	6.57%	7.27%	5.61%	5.06%
	Base	19.68	20.32	20.62	20.94
Peso/USD (end of period)	Upside	19.09	18.28	18.56	18.85
	Downside	25.57	25.66	24.53	23.87
	Base	9.10%	8.90%	8.50%	8.50%
Loans - Mortgage (% year over year)	Upside	10.25%	11.04%	10.90%	11.16%
	Downside	(4.50)%	(0.20)%	1.40%	4.20%
	Base	6.10%	5.85%	5.83%	5.79%
Loans - Consumer (% year over year)	Upside	7.32%	8.12%	8.37%	8.62%
	Downside	(7.40)%	0.39%	2.48%	4.69%
	Base	4.34%	4.93%	5.17%	5.06%
Deposits - Total (% year over year)	Upside	5.37%	7.91%	7.19%	7.23%
	Downside	(3.43)%	(2.37)%	(0.14)%	1.73%
	Base	44,672.92	46,995.91	49,439.70	52,010.57
Stock markets (level)	Upside	45,041.47	48,238.04	53,896.65	60,543.31
	Downside	34,264.49	30,717.74	31,697.27	32,977.75

The factors used for ECL estimates related to post-model adjustments or overlays as of December 31, 2020 were as follows:

Factor	Scenario	December 2020	December 2021	December 2022	December 2023
GDP (% year over year)	Long-run	(0.89)%	(1.26)%	(0.06)%	2.15%
CPI (% year over year)	Long-run	3.12%	4.13%	2.63%	3.25%
Unemployment rates (% active population)	Long-run	4.08%	5.33%	4.56%	4.36%
Peso/USD (end of period)	Long-run	23.29	22.45	22.66	22.95
Loans - Mortgage (% year over year)	Long-run	3.60%	4.76%	6.69%	7.75%
Loans - Consumer (% year over year)	Long-run	(8.76)%	(11.37)%	3.09%	4.88%
Deposits - Total (% year over year)	Long-run	(1.28)%	(0.17)%	2.58%	4.68%
Stock markets (level)	Long-run	41,141.19	38,183.86	39,479.06	41,531.98

The weightings assigned to each macroeconomic scenario as of December 31, 2019 and 2020 were as follows:

December 31, 2020
Scenario	Weighting

Base	52.5%
Upside	10.0%
Downside	37.5%

December 31, 2019
Scenario	Weighting

Base	52.5%
Upside	10.0%
Downside	37.5%

Sensitivity analysis

The ECL recognized in the consolidated balance sheet as of December 31, 2020 reflect the effect on expected credit losses of a range of possible outcomes, calculated on a probability-weighted basis, according to the scenarios described above. Many of the factors and assumptions used to calculate ECL have a high degree of interdependency and there is not a single factor or assumption to which ECL, as a whole, are sensitive. The ECL determined by using the “base” scenario, which is used to calculate an unbiased expected credit loss, provides an indication of the overall sensitivity of ECL to different macroeconomic assumptions.

Set out below are the changes to the ECL as of December 31, 2020 that would result from reasonably possible changes in the weightings from the actual assumptions used in the Bank’s macroeconomic scenarios, considering a weightings of 100% for the most favorable scenario and a weighting of 100% for the least favorable scenario:

	Most Favorable	Least Favorable
	Scenario	Scenario

Retail loan portfolio	(9.7)%	13.9%
Non-retail loan portfolio	(9.2)%	8.8%

Written-off loans

The entire loan balance relating to credit-impaired financial assets continue to be recognized in the consolidated balance sheet for their full amounts, until the recovery of any recognized amount is considered to be unlikely. The recovery of a loan is considered to be unlikely when there is a significant and irreversible deterioration of the borrower’s overall financial condition, resources, value of any guarantees and payment record that would lead a borrower to bankruptcy.

When the recovery of a loan is considered to be unlikely, it is written-off together with the corresponding allowance for impairment losses from the consolidated balance sheet without prejudice to any actions that the Bank may initiate to seek collection until their contractual rights are extinguished due to the expiration of the statute-of-limitations period, forgiveness or any other cause.

Loans and the corresponding allowance for impairment losses are normally written-off considering the following:

·

Commercial, financial and industrial loans are evaluated on a case-by-case basis; as such, write-off will only take place after considering all relevant information such as the occurrence of a significant change in the borrower’s financial position, guarantees and collaterals and payment records. Within this portfolio, small and medium-sized enterprises loans and revolving small and medium-sized enterprises loans are written-off when the loans become 181 and 151 days past due, respectively.

·	Mortgage loans are written-off when they have been past due for thirty-six months.
·

For installment loans to individuals, any portion of the balance that the Bank does not expect to collect is generally written-off at 151 days past due for revolving consumer credit card loans and 181 days past due for other non-revolving consumer loans.

In the event of bankruptcy or similar proceedings, write-off may occur earlier than at the periods stated above. Collections procedures may continue after write-off.

h)   Change in accounting estimates and accounting policies

Initial adoption of IFRS 16

The Bank has adopted IFRS 16 from January 1, 2019.

On adoption of IFRS 16, the Bank recognized lease liabilities in relation to leases, which had previously been classified as ‘operating leases’ under the principles of IAS 17 Leases. These liabilities were measured at the present value of the remaining lease payments; discounted using the lessee’s incremental borrowing rate and the Bank recognized right-of-use assets, which was initially measured at cost as of January 1, 2019.

For leases previously classified as finance leases, the Bank recognized the carrying amount of the lease asset and lease liability immediately before transition as the carrying amount of the right-of-use asset and the lease liability at the date of initial application. The measurement principles of IFRS 16 are only applied after that date.

In applying IFRS 16 for the first time, the Bank has used the following practical expedients permitted by the standard:

·	accounting for operating leases with a remaining lease term of less than twelve months as of January 1, 2019 as short-term leases, and
·	excluding initial direct costs for the measurement of the right-of-use asset at the date of initial application.

The Bank has also elected not to reassess whether a contract is, or contains a lease at the date of initial application. Instead, for contracts entered into before the transition date, the Bank relied on its assessment made applying IAS 17 and IFRIC 4 Determining whether an Arrangement Contains a Lease.

Following is an analysis of initial measurement of lease liabilities:

IAS 17 operating lease commitments based on gross cash flows disclosed as of December 31, 2018	10,015
Discounted using the Bank’s incremental borrowing rate of 11%	6,090
Add/(less): adjustments due to different treatment of extension and termination options	801
(Less): contracts to which the short-term leases exemption has been applied	77
(Less): services/non-lease components of lease contracts	80
IFRS 16 lease liability as of January 1, 2019	6,734

On transition to IFRS 16, the Bank recognized 6,734 million pesos of right-of-use assets and of lease liabilities.

When measuring lease liabilities, the Bank discounted lease payments using the incremental borrowing rate as of January 1, 2019. The weighted-average rate applied was 11%.

i)    Repurchase agreements and Reverse repurchase agreements

Purchases of financial instruments under a non-optional resale agreement at a fixed price are measured at fair value and recognized as assets in the consolidated balance sheet under Loans and advances to credit institutions – Reverse repurchase agreements or Loans and advances to customers – Reverse repurchase agreements.

The excess of the purchase prices over the resale prices are recognized as interest income over the contract term.

Sales of financial instruments under a non-optional repurchase agreement at a fixed price are measured at amortized cost or at fair value and recognized as liabilities in the consolidated balance sheet under Deposits from the Central Bank – Repurchase agreements, Deposits from credit institutions – Repurchase agreements or Customer deposits – Repurchase agreements.

The excess of the sales prices over the repurchase prices are recognized as interest expense over the contract term.

Repurchase agreements are designated as financial instruments at FVTPL when this designation eliminates or significantly reduces an accounting mismatch or when they are managed and its performance is evaluated on a fair value basis.

j)    Non-current assets held for sale

Non-current assets held for sale include the carrying amount of individual items, disposal groups or items forming part of a business unit earmarked for disposal (discontinued operations), whose sale is highly likely to be completed within one year from the reporting date. Therefore, the recovery of the carrying amount of these items will foreseeably be effected through the proceeds from their disposal.

Specifically, property or other non-current assets (foreclosed assets) received by the Bank as total or partial settlement of their debtors’ payment obligations to them are deemed to be non-current assets held for sale, unless the Bank has decided to make continuing use of these assets.

Liabilities associated with non-current assets held for sale include the balances payable arising from the assets held for sale or disposal groups and from discontinued operations.

Non-current assets held for sale are measured at the lower of fair value less costs to sell and their carrying amount at the date of classification in this category. Non-current assets held for sale are not depreciated as long as they remain in this category.

Impairment losses on an asset or disposal group arising from a reduction in its carrying amount to its fair value (less costs to sell) are recognized under Gains/(losses) on disposal of non-current assets held for sale not classified as discontinued operations (net) in the consolidated income statement. The gains on a non-current asset held for sale resulting from subsequent increases in fair value (less costs to sell) increase its carrying amount and are recognized in the consolidated income statement up to an amount equal to the impairment losses previously recognized.

COVID-19 pandemic did not have a significant effect in the measurement of Non-current assets held for sale as of December 31, 2020.

k)   Tangible assets

Tangible assets include the amount of buildings for own use, information technology (IT) equipment and fixtures, furniture and vehicles and other fixtures owned by the Bank.

Tangible assets are presented at acquisition cost, less the related accumulated depreciation and any estimated impairment losses (excess of carrying amount over the recoverable amount).

Depreciation is calculated using the straight-line method based on the acquisition cost of the tangible assets less their residual value. The land on which the buildings stand has an indefinite life and therefore is not depreciated.

Depreciation is recognized in the consolidated income statement and is calculated using the following depreciation rates (based on the average years of estimated useful life of the various assets):

Average Annual
Rate

Buildings for own use	2% to 5%
Furniture and vehicles	10% to 20%
Information technology equipment and fixtures	25%
Other fixtures	5% to 20%

The Bank assesses at the reporting date whether there is any indication that a tangible asset may be impaired (i.e., its carrying amount exceeds its recoverable amount). If this is the case, the carrying amount of the tangible asset is reduced to its recoverable amount and future depreciation charges are adjusted in proportion to the revised carrying amount and to the new remaining useful life (if the useful life has to be re-estimated).

COVID-19 pandemic did not trigger any indication that a tangible asset may be impaired as of December 31, 2020.

Similarly, if there is an indication of a recovery in the value of a tangible asset, the Bank recognizes the reversal of the impairment loss recognized in prior periods and adjusts the future depreciation charges accordingly. In no circumstances may the reversal of an impairment loss on a tangible asset raise its carrying amount above that which it would have if no impairment losses had been recognized in prior years.

The estimated useful lives of the tangible assets are reviewed at least at the end of the reporting period to identify significant changes therein. If changes are identified, the useful lives of the tangible assets are adjusted by correcting the depreciation charge to be recognized in the consolidated income statement in future years based on the new useful lives.

Upkeep and maintenance expenses relating to the tangible assets are recognized as an expense in the period in which they are incurred, since they do not increase the useful lives of the assets.

Tangible assets are derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the asset. The gain or loss arising on the disposal or retirement of an asset is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognized in the consolidated income statement.

l)    Leases

The Bank as lessee

As explained in Note 2.h, the Bank has adopted IFRS 16 from January 1, 2019.

Until December 31, 2018, leases were classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases were classified as operating leases.

When the Bank acted as the lessee, the lease expenses, including any incentives granted by the lessor, were charged on a straight-line basis over the lease term to Other general administrative expenses in the consolidated income statement.

In the event that lease incentives were received to enter into operating leases, such incentives were recognized as a liability. The aggregate benefit of incentives was recognized as a reduction of rental expense on a straight-line basis.

Since January 1, 2019, the Bank assesses whether a contract is or contains a lease, at inception of the contract. The Bank recognizes a right-of-use asset and a corresponding lease liability with respect to all lease arrangements in which it is the lessee. Initially, the right-of-use asset is measured at cost, which comprises the amount of the lease liability, adjusted for any lease payment made in or before the commencement date less any lease incentives received, plus any other initial direct costs incurred by the lessee and an estimate of the costs for dismantling the underlying asset or for restoring the underlying asset or the site of its location.

Right-of-use assets are valued at cost, which includes the following:

· The amount of the initial measurement of the lease liability,
· Any lease payment made at or before the commencement date less any lease incentive received,
· Any initial direct costs incurred, and
· Restoration costs.

Subsequently, the right-of-use asset is depreciated on the straight-line method from the commencement date to the lesser of the end of the useful life of the right-of-use asset or the end of the lease term. The estimate of the useful lives of the right-of-use asset is determined on the same bases as the assets. In addition, right-of-use asset is reduced for impairment, if any, and adjusted for the remeasurement of the lease liability.

The Bank applies IAS 36 to determine whether a right-of-use asset is impaired and accounts for any identified impairment loss.

The right-of-use assets are presented as a separate line in the consolidated balance sheet.

The lease liability is initially measured at the present value of the lease payments that have not been paid as of the commencement date, discounted at the rate implicit in the lease if that can be readily determined. If that rate cannot be readily determined, the lessee shall use the incremental borrowing rate. Subsequently, the lease liability is measured by increasing the carrying amount to reflect interest on the lease liability (using the effective interest method) and by reducing the carrying amount to reflect the lease payments made.

Lease payments included in the measurement of the lease liability comprise the following:

·	Fixed payments, including in-substance fixed payments, less any lease incentive receivable;
·	Variable lease payments that depend on an index or a rate, initially measured using the index or rate as at the commencement date.
·	The amounts expected to be paid by the lessee under residual value guarantees;
·	The exercise price of purchase options, if the lessee is reasonably certain to exercise that option; and
·	Lease termination penalty payments, if the term of the lease reflects the lessee's exercise of that option.

The lease liability is presented as a separate line in the consolidated balance sheet.

The Bank remeasures the lease liability (and makes a corresponding adjustment to the related right-of-use asset) whenever:

·

The lease term has changed or there is a significant event or change in circumstances resulting in a change in the assessment of exercise of a purchase option, in which case the lease liability is remeasured by discounting the revised lease payments using a revised discount rate.

·

The lease payments change due to changes in an index or rate or a change in expected payment under a guaranteed residual value, in which cases the lease liability is remeasured by discounting the revised lease payments using an unchanged discount rate (unless the lease payments change is due to a change in a floating interest rate, in which case a revised discount rate is used).

·

A lease contract is modified and the lease modification is not accounted for as a separate lease, in which case the lease liability is remeasured based on the lease term of the modified lease by discounting the revised lease payments using a revised discount rate at the effective date of the modification.

The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be readily determined, which is generally the case for leases in the Bank, the lessee’s incremental borrowing rate is used, being the rate that the Bank would have to pay to borrow the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment with similar terms, security and conditions.

To determine the incremental borrowing rate, the Bank applies the Cross Section methodology, which consists of estimating the credit spread of the Bank based on the CDS information available from different entities. Under the Cross Section methodology, the following factors are considered to obtain the Bank’s credit spread:

·	Economic sector,
·	Geographical area,
·	Rating, and
·	An assumption to represent that at least one factor described above, match with the factors related to the Bank.

Lease payments are allocated between principal and finance cost. The finance cost is recognized under Interest expense and other charges in the consolidated income statement over the lease period to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

Payments associated with short-term leases or low-value assets are recognized on a straight-line basis as an expense under Administrative expenses in the consolidated income statement. Short-term leases are leases with a lease term of twelve months or less. Low-value assets comprise, for example, personal computers, printers, small items of office furniture, telephones and other similar assets.

Whenever the Bank incurs an obligation for costs to dismantle and remove a leased asset, restore the site on which it is located or restore the underlying asset to the condition required by the terms and conditions of the lease, a provision is recognized and measured under IAS 37. To the extent that the costs relate to a right-of-use asset, the costs are included in the related right-of-use assets.

As of December 31, 2019 and 2020, the Bank did not have any lease agreements with purchase options.

The Bank as lessor  - Finance leases

A lessor shall classify each of its leases as either an operating lease or a finance lease.

A lease is classified as a finance lease if it transfers substantially all the risks and rewards incidental to ownership of an underlying asset. A lease is classified as an operating lease if it does not transfer substantially all the risks and rewards incidental to ownership of an underlying asset. Whether a lease is a finance lease or an operating lease depends on the substance of the transaction rather than the form of the contract.

At the commencement date of the lease, the assets held by the Bank under a finance lease are recognized as Financial assets at amortized cost in the consolidated balance sheet at an amount equal to the net investment in the lease. The net investment in the lease corresponds to the gross investment in the lease discounted at the interest rate implicit in the lease.

The gross investment in the lease is the sum of:

(a)the lease payments receivable by a lessor under a finance lease; and

(b)any unguaranteed residual value accruing to the lessor.

IFRS 16 defines the interest rate implicit in the lease as the rate of interest that causes the present value of (a) the lease payments and (b) the unguaranteed residual value to equal the sum of (i) the fair value of the underlying asset and (ii) any initial direct costs of the lessor.

The Bank recognizes finance income over the lease term in Interest income in the consolidated income statement, based on a pattern reflecting a constant periodic rate of return on the lessor’s net investment in the lease.

m)  Intangible assets

Intangible assets are identifiable non-monetary assets (separable from other assets) without physical substance which arise because of a legal transaction or which are developed internally by the Bank. Only assets whose cost can be estimated reliably and from which the Bank considers it probable that future economic benefits will be generated are recognized.

Intangible assets are recognized initially at acquisition or development cost and are subsequently measured at cost less any accumulated amortization and any accumulated impairment losses.

i.    Goodwill

Any excess of the cost of the investments made by the Bank over the corresponding underlying carrying amounts acquired, adjusted at the acquisition date, is allocated as follows:

If it is attributable to specific and identifiable assets and liabilities of the subsidiaries acquired, by increasing the value of the assets (or reducing the value of the liabilities) whose fair values were higher (lower) than the carrying amounts at which they had been recognized in the acquired subsidiaries’ balance sheets.

If it is attributable to specific intangible assets, by recognizing such intangible assets in the consolidated balance sheet if the fair value of these assets within twelve months following the date of acquisition can be measured reliably.

The remaining amount is recognized as goodwill, which is allocated to one or more CGU. A CGU is the smallest identifiable group of assets that, because of continuing operation, generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets.

Goodwill is only recognized when it has been acquired for a consideration and represents, therefore, a payment made by the acquirer in anticipation of future economic benefits from assets of the acquired subsidiary that are not capable of being individually identified and separately recognized.

At the end of each reporting period, or whenever there is any indication of impairment, goodwill is reviewed for impairment (i.e., a reduction in its recoverable amount to below its carrying amount) and if there is any impairment, the goodwill is written down with a charge to the consolidated income statement.

For the purposes of the impairment analysis, goodwill is allocated to one or more CGU expected to benefit from the synergies arising from business combinations. Each CGU to which goodwill is allocated:

is the lowest level at which the entity manages goodwill internally; and

is not larger than an operating segment.

The CGU to which goodwill has been allocated are tested for impairment by including the allocated goodwill in their carrying amount. This analysis is performed at least annually as of December 31 and more frequently in cases where Bank’s Management notes indicators of impairment.

For determining the impairment of a CGU to which a part of goodwill has been allocated, the carrying amount of that unit is compared with its recoverable amount.

The recoverable amount of a CGU is equal to the higher of the fair value less costs to sell and its value in use. Value in use is calculated as the discounted value of the cash flow projections that the Bank estimates and is based on the latest budgets approved for the next five years. The principal hypotheses are a sustainable growth rate to extrapolate the cash flows indefinitely, and the discount rate used to discount the cash flows is equal to the weighted cost of capital assigned to each CGU.

If the carrying amount of the CGU exceeds the related recoverable amount, the Bank recognizes an impairment loss; the resulting loss is apportioned by reducing, first, the carrying amount of the goodwill allocated to that CGU and, second, if there are still impairment losses remaining to be recognized, the carrying amount of the rest of the assets. This is done by allocating the remaining loss in proportion to the carrying amount of each of the assets in the unit. No impairment of goodwill attributable to the minority interests may be recognized.

Impairment losses on goodwill are recognized under Impairment losses on other assets (net) - Goodwill and other intangible assets in the consolidated income statement.

An impairment loss recognized for goodwill is not reversed in a subsequent period.

ii.   Other intangible assets

Other intangible assets include the amount of identifiable intangible assets (such as computer software).

Other intangible assets can have an indefinite useful life when, based on an analysis of all the relevant factors, it is concluded that there is no foreseeable limit to the period over which the asset is expected to generate net cash inflows for the Bank - or a finite useful life, in all other cases.

Intangible assets with indefinite useful lives are not amortized and are carried at cost less accumulated impairment losses. At the end of each reporting period or whenever there is any indication of impairment, the Bank reviews the remaining useful lives of the assets in order to determine whether they continue to be indefinite and, if this is not the case, to take the appropriate steps.

Intangible assets with finite useful lives are carried at cost less accumulated amortization and accumulated impairment losses. Amortization is recognized on a straight-line basis over their estimated useful lives. The estimated useful lives are reviewed at the end of each reporting period, with the effect of any changes in estimate being accounted for on a prospective basis. The intangible asset amortization charge is recognized under Depreciation and amortization in the consolidated income statement.

Intangible assets acquired in a business combination and recognized separately from goodwill are initially recognized at their fair value at the acquisition date (which is regarded as their cost). Subsequent to initial recognition, intangible assets acquired in a business combination are reported at cost less accumulated amortization and accumulated impairment losses, on the same basis as intangible assets that are acquired separately.

An intangible asset is derecognized on disposal, or when no future economic benefits are expected from use or disposal. Gains or losses arising from derecognition of an intangible asset, measured as the difference between the net disposal proceeds and the carrying amount of the asset, are recognized in the consolidated income statement when the asset is derecognized.

Impairment charges are included in Impairment losses on other assets (net) – Goodwill and other intangible assets in the consolidated income statement. The criteria used to recognize the impairment losses on these assets and, where applicable, the reversal of impairment losses recognized in prior years, are similar to those used for tangible assets (see Note 2.k).

Internally-generated computer software

Expenditure on research activities is recognized as an expense in the period in which it is incurred.

Development costs that are directly attributable to the design and testing of identifiable and unique software products controlled by the Bank are recognized as intangible assets when the following criteria are met:

·	it is technically feasible to complete the software so that it will be available for use,
·	Bank’s Management intends to complete the software and use or sell it,
·	there is an ability to use or sell the software,
·	it can be demonstrated how the software will generate probable future economic benefits,
·	adequate technical, financial and other resources to complete the development and to use or sell the software are available, and
·	the expenditure attributable to the software during its development can be reliably measured.

Directly attributable costs that are capitalized as part of the software include employee costs and an appropriate portion of relevant overheads.

Capitalized development costs are recognized as intangible assets and amortized from the point at which the asset is ready for use.

Where no internally-generated computer software can be recognized, development expenditure is recognized in the consolidated income statement in the period in which it is incurred and cannot be subsequently capitalized.

Subsequent to initial recognition, internally-generated computer software are reported at cost less accumulated amortization and accumulated impairment losses, on the same basis as intangible assets that are acquired separately.

n)   Provisions and contingent assets and liabilities

When preparing the consolidated financial statements, Bank’s Management distinguishes between:

Provisions: credit balances covering present obligations at the reporting date arising from past events, which could give rise to a loss for the Bank.

Contingent liabilities: possible obligations that arise from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more future events not wholly within the control of the Bank. They include the present obligations of the Bank when it is not probable that an outflow of resources embodying economic benefits will be required to settle them. The Bank does not recognize the contingent liability. The Bank will disclose a contingent liability, unless the possibility of an outflow of resources embodying economic benefits is remote.

Contingent assets: possible assets that arise from past events and whose existence is conditional on, and will be confirmed only by, the occurrence or non-occurrence of events beyond the control of the Bank. Contingent assets are not recognized in the consolidated balance sheet or in the consolidated income statement, but rather are disclosed in the notes to the consolidated financial statements, if it is probable that these assets will give rise to an increase in resources embodying economic benefits.

Provisions

Provisions are recognized when the Bank has a present obligation (legal or constructive) as a result of a past event, it is probable that the Bank will be required to settle that obligation and a reliable estimate can be made of the amount of the obligation.

The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. When a provision is measured using the cash flows estimated to settle the present obligation, its carrying amount is the present value of those cash flows (when the effect of the time value of money is material).

When some or all of the economic benefits required to settle a provision are expected to be recovered from a third party, a receivable is recognized as an asset if it is virtually certain that reimbursement will be received and the amount of the receivable can be measured reliably.

The consolidated financial statements include all provisions with respect to which it is considered that it is more likely than not that the obligation will have to be settled. In accordance with IFRS, contingent liabilities must not be recognized in the consolidated financial statements, but must rather be disclosed in the notes to the consolidated financial statements.

Provisions are reviewed and adjusted at the end of each year. Provisions are used also to cater for the specific obligations for which they were originally recognized. Provisions are reversed fully or partially when such obligations cease to exist or are reduced.

Provisions are classified according to the obligations covered as follows:

Provisions for pensions and similar obligations under scope of IAS 19: amount of all the provisions made to cover post-employment benefits, including obligations to pre-retirees and similar obligations (see note 2.t).

Provisions for tax not included in the scope of IAS 12 and legal matters: amount of the provisions recognized to cover tax and legal obligations.

Provisions for off-balance sheet risk: amount of the provisions made to cover obligations arising as the result of those transactions in which the Bank guarantees the obligations of a third party arising as a result of financial guarantees granted or other contracts and unfunded lending commitments such as letters of credit, financial guarantees and available lines of credit cards and non-revolving consumer loans, which are irrevocable commitments that may give rise to the recognition of financial assets.

Other provisions: include the amount of other provisions recognized by the Bank (see Note 24).

o)   Court proceedings and/or claims in process

At the end of 2019 and 2020, certain court proceedings and claims were in process against the Bank arising from the ordinary course of their operations (see Note 24).

p)   Share-based payments

For share-based payment transactions, the goods or services received are measured as an equity-settled share-based payment transaction when the awards granted are the Bank’s own equity instruments. In all other circumstances, the goods or services received by the Bank are measured as a cash-settled share-based payment transaction.

Equity-settled shared-based payments to employees and others providing similar services are measured at the fair value of the equity instruments at the grant date. The fair value determined at the grant date of the equity-settled shared-based payments is expensed on a straight-line basis over the vesting period, based on the Bank’s estimate of equity instruments that will eventually vest, with a corresponding increase in consolidated total equity. At the end of each reporting period, the Bank revises its estimate of the number of equity instruments expected to vest. The impact of the revision of the original estimates, if any, is recognized in the consolidated income statement such that the cumulative expense reflects the revised estimate, with a corresponding adjustment to Accumulated reserves within Shareholders’ equity in the consolidated balance sheet.

For cash-settled share-based payments to employees and others providing similar services, the services acquired and the liability incurred are measured at the fair value of the liability. The fair value determined at the grant date of the cash-settled share-based payments is expensed on a straight-line basis over the vesting period, based on the Bank’s estimate of equity instruments that will eventually vest, with a corresponding increase in liability. At the end of each reporting period, the Bank revises its estimate of the number of equity instruments expected to vest. Until the liability is settled, the fair value of the liability is remeasured at the end of each reporting period and at the date of settlement, with any changes in fair value recognized in the consolidated income statement for the year. The services received and the liability to pay for those services are recognized as the employees render service.

Share-based payments are discussed in Note 43.b, 42.b, 42.c and 42.d.

q)   Recognition of income and expenses and similar charges

The most significant criteria used by the Bank to recognize its income and expenses are summarized as follows:

i.    Interest income and interest expenses and similar charges

Interest income and interest expenses and similar charges are generally recognized on an accrual basis using the effective interest method.

ii.   Dividends

Dividends received from equity instruments are recognized as income when the Bank’s right to receive them arises.

iii.   Fee and commission income and expenses

Fee and commission income and expenses are recognized using criteria that vary according to their nature. The main criteria are as follows:

-	Fee and commission income and expenses relating to financial assets and financial liabilities measured at FVTPL are recognized when received or paid.
-	Those arising from transactions or services that are performed over a period are recognized over the life of these transactions or services.
-	Those relating to services provided in a single act are recognized when the single act is carried out.

iv.   Non-finance income and expenses

Non-finance income and expenses are recognized when the good is delivered or the non-financial service is rendered. To determine the amount and timing of recognition, IFRS 15 Revenue from Contracts with Customers five-step model is followed: identification of the contract with the customer, identification of the separate obligations of the contract, determination of the transaction price, distribution of the transaction price among the identified obligations and finally recording of income as the obligations are satisfied.

v.   Deferred collections and payments

Deferred collections and payments are recognized at the amount resulting from discounting the expected cash flows at market rates.

vi.   Loan arrangement fees

Loan arrangement fees that are an integral part of the effective interest rate of a financial instrument, mainly loan origination fees, are accrued and recognized over the term of the loan as a part of the effective interest method.

r)    Financial guarantees

Financial guarantees are defined as contracts whereby an entity undertakes to make specific payments on behalf of a third party if the latter fails to do so, irrespective of the various legal forms they may have, such as guarantees, insurance policies or credit derivatives.

When the Bank purchases a financial guarantee contract in respect of a financial asset and pays the cost of the guarantee, at inception of the guarantee considers the following:

-

If the financial guarantee is an integral part of the guaranteed financial asset, it is treated as an adjustment to the effective interest rate of the guaranteed financial asset as a transaction cost, unless the financial asset is measured at FVTPL, and include the expected cash flows from the financial guarantee when measuring the expected credit losses of the guaranteed financial asset.

-

If the financial guarantee is not an integral part of the guaranteed financial asset, the cost is recognized as a separate pre-payment asset, and it is amortized over the shorter of the life of the guarantee and the expected life of the guaranteed financial asset. The pre-payment asset is tested for impairment under IAS 36. The expected cash flows from the financial guarantee are not included in the measurement of the expected credit losses of the guaranteed financial asset and a separate reimbursement asset is recognized in the consolidated balance sheet in accordance with IAS 37.

When the Bank provides financial guarantees, these are initially recognized on the liability side of the consolidated balance sheet at fair value, which is generally the present value of the fees, commissions and interest receivable from these contracts over the term thereof.

Financial guarantee contracts issued by the Bank and, if not designated at FVTPL, are subsequently measured at the higher of:

·	the amount of the obligation under the contract, as determined in accordance with the IFRS 9 expected credit loss model; and
·	the amount initially recognized less, where appropriate, cumulative amortization recognized in accordance with the revenue recognition policies.

Financial guarantees provided by the Bank, regardless of the guarantor, instrumentation or other circumstances are reviewed periodically to determine the credit risk to which they are exposed and, if appropriate, to consider whether a provision is required. The credit risk is determined by application of criteria similar to those established for quantifying impairment losses on financial assets carried at amortized cost (described in Note 2.g above).

The provisions made for these transactions are recognized under Provisions – Other provisions in the consolidated balance sheet. These provisions are recognized and reversed with a charge or credit, respectively, to Provisions (net) in the consolidated income statement.

If a specific provision is required for financial guarantees, the related unearned commissions recognized under Financial liabilities at amortized cost – Other financial liabilities in the consolidated balance sheet are reclassified to the appropriate provision.

s)   Loan commitments

Loan commitments granted by the Bank are subject to the impairment requirements of IFRS 9 and are accounted for as off-balance sheet risk in memorandum accounts.

The provisions made for these transactions are recognized under Provisions for off-balance sheet risk in the consolidated balance sheet (see Note 24). These provisions are recognized and reversed with a charge or credit, respectively, to Provisions (net) in the consolidated income statement.

t)    Post-employment benefits

The Bank’s post-employment obligations to its employees are deemed to be defined contribution plans when the Bank makes pre-determined contributions to a separate entity and will have no legal or effective obligation to make further contributions if the separate entity cannot pay the employee benefits relating to the service rendered in the current and prior periods. Post-employment obligations that do not meet the aforementioned conditions are classified as defined benefit plans (see Note 24.c).

Defined contribution plans

Payments made in each year related to defined contribution plans are recognized under Personnel expenses in the consolidated income statement. The amounts not yet contributed at each year-end are recognized under Provisions – Provision for pensions and similar obligations on the liability side of the consolidated balance sheet.

Defined benefit plans

The Bank recognizes under Provisions – Provision for pensions and similar obligations on the liability side of the consolidated balance sheet (or under Other assets on the asset side, as appropriate) the present value of its defined benefit post-employment obligations, net of the fair value of the plan assets. The cost of providing retirement benefits is determined using the Projected Unit Credit Method, with actuarial valuations being carried out at the end of each annual reporting period.

Plan assets are defined as those that will be directly used to settle obligations and that meet the following conditions:

They are not owned by the Bank, but by a legally separate entity that is not a party related to the Bank.

They are only available to pay or fund post-employment benefits and they cannot be returned to the Bank unless the assets remaining in the plan are sufficient to meet all the benefit obligations of the plan and of the Bank to current and former employees, or they are returned to reimburse employee benefits already paid by the Bank.

Post-employment benefits are recognized as follows:

Service cost is recognized in the consolidated income statement and includes the following items:

Current service cost (the increase in the present value of the obligations resulting from employee service in the current period) is recognized under Personnel expenses.

The past service cost, which arises from changes to existing post-employment benefits or from the introduction of new benefits and includes the cost of reductions, is recognized under Provisions (net).

Any gain or loss arising from plan settlements is recognized under Provisions (net).

Net interest on the net defined benefit liability (asset), i.e., the change during the period in the net defined benefit liability (asset) that arises from the passage of time, is recognized under Interest expense and similar charges (Interest income if it constitutes income) in the consolidated income statement.

The remeasurement of the net defined benefit obligation is recognized in Accumulated reserves within Shareholders’ equity in the consolidated balance sheet and includes:

Actuarial gains and losses generated in the year, arising from the differences between the previous actuarial assumptions and what has actually occurred and from the effects of changes in actuarial assumptions.

The return on plan assets, excluding amounts included in net interest on the net defined benefit liability (asset).

Any change in the effect of the asset ceiling, excluding amounts included in net interest on the net defined benefit liability (asset).

-	Remeasurements recognized in other comprehensive income are not reclassified to the consolidated income statement.

Further details about post-employment benefits are given in Note 24.c.

u)   Other long-term employee benefits

Other long-term employee benefits, defined as obligations to pre-retirees -taken to be those who have ceased to render services at the Bank but who, without being legally retired, continue to have economic rights vis-à-vis the Bank until they acquire the legal status of retiree-, are treated for accounting purposes, where applicable, as established above for defined benefit post-employment plans, except that actuarial gains and losses are recognized under Provisions (net) in the consolidated income statement.

v)   Termination benefits

Termination benefits are recognized when there is a detailed formal plan identifying the basic changes to be made, if implementation of the plan has begun, its main features have been publicly announced or objective facts concerning its implementation have been disclosed.

w)   Income tax

Income tax expense represents the sum of the income tax currently payable and deferred income tax.

Current income tax

The tax currently payable is based on taxable profit for the year. Taxable profit differs from Profit for the year as reported in the consolidated income statement because it excludes items of income or expense that are taxable or deductible in other years and it further excludes items that are never taxable or deductible. The Bank’s liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the end of the reporting period.

Deferred income tax

Deferred income tax is the tax expected to be payable or recoverable on differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit, tax loss and tax credit carryforwards. Deferred income tax is accounted for using the liability method.

Deferred income tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset is realized based on tax laws and rates that have been enacted or substantively enacted at the reporting date.

Deferred tax assets are only recognized for temporary differences to the extent that it is considered probable that the Bank will have sufficient future taxable profits against which the deferred tax assets can be utilized, and the deferred tax assets do not arise from the initial recognition (except in a business combination) of other assets and liabilities in a transaction that affects neither taxable profit nor accounting profit. Other deferred tax assets (tax loss and tax credit carryforwards) are only recognized if it is considered probable that, the Bank will have sufficient future taxable profits against which they can be utilized.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Income and expenses recognized directly in consolidated total equity are accounted for as temporary differences.

The measurement of deferred tax liabilities and assets reflects the tax consequences that would follow from the manner in which the Bank expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Tax assets includes the amount of all tax assets, which are broken down into current -amounts of tax to be recovered within the next twelve months- and deferred -amounts of tax to be recovered in future years, including those arising from tax loss or tax credit carryforwards.

Tax liabilities includes the amount of all tax liabilities (except provisions for taxes), which are broken down into current -the amount payable in respect of the income tax on the taxable profit for the year and other taxes in the next twelve months- and deferred -the amount of income tax payable in future years.

Current and deferred income tax for the year

The income tax expense is calculated as the sum of the current tax resulting from application of the appropriate tax rate to the taxable profit for the year (net of any deductions allowable for tax purposes), and of the changes in deferred tax assets and liabilities recognized in the consolidated income statement.

Current and deferred income tax are recognized in the consolidated income statement, except when they relate to items that are recognized in other comprehensive income or directly in consolidated total equity, in which case, the current and deferred income tax are also recognized in other comprehensive income or directly in consolidated total equity, respectively.

Where current tax or deferred tax arises from the initial accounting for a business combination, the tax effect is included in the accounting for the business combination.

x)   Remaining maturity periods

The analysis of the maturities of the balances of certain items in the consolidated balance sheet at 2019 and 2020 year-end is provided in Note 45.

y)   Segment reporting

Operating segments are reported in a manner consistent with the internal reporting provided to the Chief Operating Decision Maker. The Chief Operating Decision Maker (CODM), who is responsible for allocating resources and assessing performance of the operating segments, has been identified as the CEO.

z)   Dividend distribution

Dividend distributions to the Bank’s shareholders are recognized as a liability in the consolidated financial statements in the period in which the dividends are proposed by the Board of Directors and approved by the Bank’s shareholders.

aa)   Treasury shares

Own equity instruments that are reacquired (treasury shares) are recognized at cost and deducted from consolidated total equity. No gain or loss is recognized in the consolidated income statement on the purchase, sale, issue or cancellation of the Bank’s own equity instruments. Any difference between the carrying amount and the consideration, if reissued, is recognized in Accumulated reserves within Shareholders’ equity in the consolidated balance sheet.

ab) Consolidated income statement and other comprehensive income

This consolidated statement presents the income and expenses generated by the Bank as a result of its business activity in the year, and a distinction is made between the income and expenses recognized in the consolidated income statement for the year and the other income and expenses recognized directly in consolidated total equity.

Accordingly, this consolidated statement presents:

a.	Profit for the year.
b.	The net amount of the income and expenses recognized directly in consolidated total equity that will not be reclassified subsequently to the consolidated income statement.
c.	The net amount of the income and expenses recognized directly in consolidated total equity that may be reclassified subsequently to the consolidated income statement when certain conditions are met.
d.

The income tax incurred in respect of the items indicated in b) and c) above, except for the valuation adjustments arising from investments in associated entities or jointly controlled entities accounted for using the equity method, which are presented net.

e.	Total consolidated comprehensive income, calculated as the sum of a) to d) above, presenting separately the amount attributable to the Parent and the amount relating to non-controlling interests.

This consolidated statement presents the items separately by nature, grouping together items that, in accordance with the applicable IFRS, will not be reclassified subsequently to the consolidated income statement since the requirements established by the corresponding IFRS are met.

ac) Consolidated statement of changes in total equity

This consolidated statement presents all the changes in consolidated total equity, including the adjustments in the opening balance on Accumulated reserves arising from changes in accounting policies and from the correction of errors.

Accordingly, this consolidated statement presents a reconciliation of the carrying amount at the beginning and end of the year of all the consolidated total equity items and the changes are grouped together based on their nature into the following items:

a.

Adjustments in the opening balance on Accumulated reserves due to changes in accounting policies and from the correction of errors: include those in consolidated total equity arising as a result of the retrospective restatement of the balances in the consolidated financial statements, distinguishing between those resulting from changes in accounting policies and those relating to the correction of errors.

b.	Income and expense recognized in the year: includes, in aggregate form, the total of the aforementioned items recognized in the consolidated income statement.
c.

Other changes in consolidated total equity: include the remaining items recognized in consolidated total equity, including, inter alia, increases and decreases in share capital, distribution of profit, transactions involving own equity instruments (treasury shares), transfers between equity items and any other increases or decreases in consolidated total equity.

ad) Consolidated statement of cash flows

The following terms are used in the consolidated statement of cash flows with the meanings specified:

·

Cash flows: inflows and outflows of cash and cash equivalents, which are short-term, highly liquid investments that are subject to an insignificant risk of changes in value, irrespective of the portfolio in which they are classified.

The Bank classifies as cash and cash equivalents the balances recognized under Cash and balances with the Central Bank in the consolidated balance sheet.

·	Operating activities: the principal revenue-producing activities of credit institutions and other activities that are not investing or financing activities.
·	Investing activities: the acquisition and disposal of long-term assets and other investments not included in cash and cash equivalents.
·	Financing activities: activities that result in changes in the size and composition of the equity and liabilities that are not operating activities.

The application of IFRS 16 has an impact in the consolidated statement of cash flows of the Bank.

Under IFRS 16, lessees must present:

-	Short-term lease payments, payments for leases of low-value assets and variable lease payments not included in the measurement of the lease liability as part of operating activities;
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Cash paid for the interest portion of a lease liability as either operating activities or financing activities, as permitted by IAS 7 Statement of Cash Flows. The Bank has opted to include interest paid as part of financing activities; and

-	Cash payments for the principal portion for a lease liability, as part of financing activities.

Under IAS 17, all lease payments on operating leases were presented as part of cash flows from operating activities.